Exhibit 4.2
OFFICERS’ CERTIFICATE
OF
HARLEY-DAVIDSON FINANCIAL SERVICES, INC.
Pursuant to Sections 102 and 301 of the Indenture
Reference is made to the Indenture dated as of March 4, 2011 (the “Indenture”) among Harley-Davidson Financial Services, Inc. (the “Company”), Harley-Davidson Credit Corp. (the “Guarantor”) and The Bank of New York Mellon Trust Company, N.A., as trustee (“Trustee”). Terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Indenture.
Pursuant to Sections 102 and 301 of the Indenture, the undersigned, James Darrell Thomas and Perry A. Glassgow, in their respective capacities as Vice President, Chief Financial Officer and Treasurer of the Company, and Vice President and Assistant Treasurer of the Company, hereby certify that:
(1) There is hereby established a new series of Securities under the Indenture titled 3.350% Medium-Term Notes due 2025 (the “Notes”).
(2) The Notes shall be in substantially the form of Exhibit A hereto.
(3) In addition to the terms provided in, or established pursuant to, the Indenture and the offering memorandum and the pricing supplement, both dated as of June 3, 2020, relating to the Notes (together referred to as the “Offering Memorandum”), the Notes, as authenticated and delivered, shall have the terms set forth in Exhibit A hereto (which terms are incorporated herein by reference and deemed to be set forth herein in full); provided, however, that in the event of a conflict between the provisions of the Notes and the Offering Memorandum, the provisions of the Notes shall prevail.
(4) The Notes shall be registered in the name set forth on Exhibit A hereto and the Notes shall be delivered in the manner specified in the Administrative Procedures attached as Exhibit A to the Company Order delivered as of the date hereof and as described in the Private Placement Agency Agreement dated as of March 1, 2011, among the Company, the Guarantor and the agents party thereto.
(5) The issuance of Notes designated as 3.350% Medium-Term Notes due 2025, in an initial aggregate principal amount of $700,000,000, has been approved and authorized in accordance with the provisions of the Indenture pursuant to resolutions adopted by the Board of Directors of the Company by unanimous written consent dated as of June 3, 2020 and by this Officers’ Certificate; provided, however, that the Company shall have the right to reopen the series of the Notes and issue additional Securities, which shall be part of the same series as the Notes initially issued (except for the issue date, the public offering price and, in some cases, the first interest payment date).

(6) All covenants and conditions precedent provided for in the Indenture relating to the establishment of the Notes, the terms of the Notes and the authentication and issuance of the Notes have been complied with.
(7) No Event of Default has occurred and is continuing and the execution and delivery of the Indenture will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, the certificate of incorporation or bylaws of the Company, or any order of any court or administrative agency entered in any proceeding to which the Company is a party or by which it is bound or to which it is subject.
Each of the undersigned officers of the Company further states (a) that he has read the applicable provisions of the Indenture, including but not limited to Section 301 thereof, and the definitions relating thereto in each case relating to the issuance, authentication and delivery of the Notes, (b) that the statements made in this certificate are based upon an investigation and examination of the provisions of the Indenture and upon the relevant books and records of the Company, (c) in the opinion of such officer, he has made such examination or investigation as is necessary to enable such officer to express an informed opinion as to whether or not the covenants and conditions set forth in the Indenture relating to the issuance, authentication and delivery of the Notes have been complied with, (d) in the opinion of such officer, such covenants and conditions relating to the issuance, authentication and delivery of the Notes have been complied with and (e) facsimile signatures for the purposes of the Indenture are intended to include electronic signatures (including DocuSign).
[Signature page follows]

2

IN WITNESS WHEREOF, each of the undersigned officers of the Company has affixed his signature this 8th day of June, 2020.

/s/ J. Darrell Thomas
Name: J. Darrell Thomas
Title: Vice President, Chief Financial Officer and Treasurer of Harley-Davidson Financial Services, Inc.

/s/ Perry A. Glassgow
      Name: Perry A. Glassgow
Title: Vice President and Assistant Treasurer of Harley-Davidson Financial Services, Inc.

Exhibit A
to
Officers’ Certificate Pursuant to Sections 102 and 301 of the Indenture

HARLEY-DAVIDSON FINANCIAL SERVICES, INC.
3.350% MEDIUM-TERM NOTES DUE 2025
Fully and Unconditionally Guaranteed
by Harley-Davidson Credit Corp.
THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY (AS DEFINED IN THE INDENTURE) OR A NOMINEE THEREOF. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY, OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY, OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION, AND, ACCORDINGLY, NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY OTHER APPLICABLE JURISDICTION. BY ITS ACCEPTANCE HEREOF, THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) WHICH IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE

HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THE

HARLEY-DAVIDSON FINANCIAL SERVICES, INC.
3.350% MEDIUM-TERM NOTES DUE 2025
Fully and Unconditionally Guaranteed
by Harley-Davidson Credit Corp.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY (AS DEFINED IN THE INDENTURE) OR A NOMINEE THEREOF. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY, OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY, OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION, AND, ACCORDINGLY, NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY OTHER APPLICABLE JURISDICTION. BY ITS ACCEPTANCE HEREOF, THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) WHICH IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE

THEREOF WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS IN OFFSHORE TRANSACTIONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN ACCREDITED INVESTOR WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 OF REGULATION D UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSES (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY BE COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.
THE HOLDER OF THIS SECURITY WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

HARLEY-DAVIDSON FINANCIAL SERVICES, INC.
3.350% MEDIUM-TERM NOTES DUE 2025
Fully and Unconditionally Guaranteed
by Harley-Davidson Credit Corp.

No. A002  Principal Amount $160,928,000
CUSIP No. 41283LAY1  as revised by the Schedule of
ISIN US41283LAY11  Increases and Decreases in Global
Common Code No. 216455037   Note attached hereto

Issue Price: 99.863%	Maturity Date: June 8, 2025
Original Issue Date: June 8, 2020	Index Maturity:
[ ] Original Issue Discount Note
Total Amount of OID:
Yield to Maturity: %
Initial Accrual Period OID:
[X] Fixed Rate
Interest Rate: 3.350%
[ ] Floating Rate
Interest Rate Basis:
___ CD Rate	Specified Currency (if other than U.S. dollars): N/A
___ CMT Rate [ ] CMT Reuters Page FRBCMT:
[ ] CMT Reuters Page FEDCMT:	Option To Receive Payments In Specified Currency (non-U.S. dollar denominated Note): N/A
___ Commercial Paper Rate
___ Federal Funds Rate
___ LIBOR	Authorized Denomination: Minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof

___ Prime Rate	Place of Payment (if other than as set forth in the Indenture): N/A
___ Treasury Rate
___ Other
Spread (Plus Or Minus):	Initial Redemption Date:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction:
Repayment Date:
Spread Multiplier: %	Renewable: [ ] Yes [ ] No
Extendible: [ ] Yes [ ] No
Interest Category:

[ ] Regular Floating Rate Note	Final Maturity Date:
[ ] Floating Rate/Fixed Rate Note Fixed Rate Commencement Date:
Fixed Interest Rate: %
[ ] Inverse Floating Rate Note	Initial Interest Rate:
Initial Interest Reset Date:	Maximum Interest Rate: %
Interest Reset Dates:	Minimum Interest Rate: %
Interest Payment Dates (in the case of a Floating Rate Note and, in the case of a Fixed Rate Note, other than as set forth below): N/A
Regular Record Dates (if other than as set forth below): N/A
Interest Determination Dates (if other than as set forth below): N/A
Additional Amounts applicable for Company:
[ ] Yes
[X] No
Additional Amounts applicable for Guarantor:
[ ] Yes
[X] No
Addendum Attached	Other Provisions: The interest rate adjustment provisions described below under “Interest Rate Adjustment Based on Certain Rating Events” and optional redemption provisions described below shall apply to the Note.
[ ] Yes
[X] No
Authorized Denomination (only if non-U.S. dollar denominated Note): N/A
Calculation Agent (if other than the Trustee): N/A
Interest Payment Period: N/A
Harley-Davidson Financial Services, Inc., a corporation duly organized under the laws of the State of Delaware (herein called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the Principal Amount specified above, as revised by the Schedule of Increases and Decreases in the Global Note attached hereto, on the Maturity Date specified above and to pay to the registered holder of this Note (the “Holder”) interest on said Principal Amount at a rate per annum specified above, subject to adjustment as set forth under “Interest Rate Adjustment Based on Certain Rating Events,” and upon the terms provided below under either the heading “Provisions Applicable to Fixed Rate Notes Only” or “Provisions Applicable to Floating Rate Notes Only.”
This Note is one of the Company’s duly authorized issue of notes in the series titled 3.350% Medium-Term Notes due 2025 (herein referred to as the “Notes”), all issued or to be issued under an indenture, dated as of March 4, 2011 (as may be supplemented from time to time, the “Indenture”), among the Company, Harley-Davidson Credit Corp. (the “Guarantor”)

and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Company, the Guarantor and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes of this series are limited (except as otherwise provided in the Indenture) to the aggregate principal amount established from time to time by the Company Board of Directors. The Notes of this series may be issued at various times with different maturity dates and different principal repayment provisions, may bear interest at different rates and may otherwise vary, all as provided in the Indenture. The Notes of this series may be subject to redemption upon notice and in accordance with the provisions of this Note and the Indenture. The Company and the Guarantor may defease the Notes of this series in accordance with the provisions of the Indenture.
To secure the due and punctual payment of principal, any premium, any interest and Additional Amounts (as defined in the Indenture) on this Note by the Company under the Indenture, when and as the same shall become due and payable, whether at the Maturity Date, by declaration of acceleration, call for redemption or otherwise, the Guarantor has unconditionally guaranteed this Note pursuant to the terms of the Guarantee endorsed hereon and in Section 1401 of the Indenture (the “Guarantee”).
As used herein, the term “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in the City of New York; provided, however, that if a Specified Currency is specified above, the day is also not a day on which commercial banks are authorized or required by law, regulation or executive order to close in the Principal Financial Center (as defined below) of the country issuing such Specified Currency or, if such Specified Currency is the Euro, the day is also a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open; provided further that if LIBOR is indicated above to be an applicable Interest Rate Basis, the day is also a London Banking Day (as defined below).
“Principal Financial Center” means, unless otherwise provided in this Note, the capital city of the country issuing the Specified Currency; except that with respect to United States dollars, Australian dollars, Canadian dollars, South African rand and Swiss francs, the “Principal Financial Center” will be the City of New York, Sydney and (solely in the case of the Specified Currency) Melbourne, Toronto, Johannesburg and Zurich, respectively.
“London Banking Day” means a day on which commercial banks are open for business, including dealings in U.S. dollars, in London.
Provisions Applicable To Fixed Rate Notes Only:
If the “Fixed Rate” line above is checked, unless otherwise specified above, the Company will pay interest semiannually on June 8 and December 8 of each year (each such date fixed for the payment of interest, an “Interest Payment Date”) commencing on December 8, 2020, and ending on the Maturity Date or upon earlier redemption or repayment to the person to whom principal is payable. Interest shall accrue from the Original Issue Date, or from the most recent Interest Payment Date to which interest has been paid or duly provided for on this Note to, but excluding, the next following Interest Payment Date, Maturity Date, or earlier date of redemption or repayment, as the case may be. Interest on Fixed Rate Notes will be computed by the Company on the basis of a 360-day year consisting of twelve 30-day months.
If any Interest Payment Date or the Maturity Date (or the date of earlier redemption or repayment) of this Fixed Rate Note falls on a day that is not a Business Day, the payment will be made on the next Business Day as if it were made on the date such payment was due, and no interest will accrue on the amount so payable for the period from and after such Interest Payment Date or the Maturity Date (or the date of earlier redemption or repayment), as the case may be.
Provisions Applicable To Floating Rate Notes Only:
If the “Floating Rate” line above is checked, the Company will pay interest on the Interest Payment Dates shown specified above at the Initial Interest Rate specified above until the first Interest Reset Date specified above following the Original Issue Date specified above and thereafter at a rate determined in accordance with the provisions hereinafter set forth under the headings “Determination of CD Rate,” “Determination of CMT Rate,” “Determination of Commercial Paper Rate,” “Determination of Federal Funds Rate,” “Determination of LIBOR,” “Determination of Prime Rate” or “Determination of Treasury Rate,” depending on whether the Interest Rate Basis is the CD Rate, the CMT Rate, the Commercial Paper Rate, the Federal Funds Rate, LIBOR, the Prime Rate, the Treasury Rate or other Interest Rate Basis.
An interest payment shall be the amount of interest accrued from and including the Original Issue Date, or from and including the last Interest Payment Date to which interest has been paid, to, but excluding, the next following Interest Payment Date, Maturity Date, or date of earlier redemption or repayment, as the case may be (an “Interest Period”). Notwithstanding any provision herein to the contrary, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified above.
If any Interest Payment Date for any Floating Rate Note, other than an Interest Payment Date at maturity, would fall on a day that is not a Business Day, such Interest Payment Date will be the following day that is a Business Day, and interest will continue to accrue to the following Business Day, except that if LIBOR is the applicable Interest Rate Basis, if such Business Day is in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding day that is a Business Day. If the Maturity Date (or date of earlier redemption or repayment) of any Floating Rate Note would fall on a day that is not a Business Day, the payment of interest and principal (and premium, if any) may be made on the next succeeding Business Day, and no interest on such payment will accrue for the period from and after the Maturity Date (or the date of earlier redemption or repayment).
Commencing with the first Interest Reset Date specified above following the Original Issue Date, the rate at which interest on this Note is payable shall be adjusted daily, weekly, monthly, quarterly, semi-annually or annually as specified above under “Interest Reset Dates.”

The interest rate borne by this Note will be determined as follows:
(i) Unless the Interest Category of this Note is specified above as a “Floating Rate/Fixed Rate Note” or an “Inverse Floating Rate Note” or in the event either “Other Provisions” or an Addendum hereto applies, in each case, relating to a different interest rate formula, this Note shall be designated as a “Regular Floating Rate Note” and, except as set forth below or specified above under “Other Provisions” or in an Addendum hereto, shall bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases (a) plus or minus the applicable Spread, if any, and/or (b) multiplied by the applicable Spread Multiplier, if any; in each case as specified above. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note shall be payable shall be reset as of each Interest Reset Date specified above; provided, however, that the interest rate in effect for the period, if any, from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate.
(ii) If the Interest Category of this Note is specified above as a “Floating Rate/Fixed Rate Note” then, except as set forth below or specified above under “Other Provisions” or in an Addendum hereto, this Note shall bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases (a) plus or minus the applicable Spread, if any, and/or (b) multiplied by the Spread Multiplier, if any, in each case as specified above. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note shall be payable shall be reset as of each Interest Reset Date; provided, however, that (y) the interest rate in effect for the period, if any, from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate and (z) the interest rate in effect for the period commencing on, and including, the Fixed Rate Commencement Date specified above to the Maturity Date (or date of earlier redemption or repayment) shall be the Fixed Interest Rate specified above or, if no Fixed Interest Rate is so specified, the interest rate in effect on the day immediately preceding the Fixed Rate Commencement Date.
(iii) If the Interest Category of this Note is specified above as an “Inverse Floating Rate Note” then, except as set forth below or specified above under “Other Provisions” or in an Addendum hereto, this Note shall bear interest at (a) the Fixed Interest Rate specified above minus (b) the rate determined by reference to the applicable Interest Rate Basis or Bases:
(x) plus or minus the applicable Spread, if any, and/or
(y) multiplied by the applicable Spread Multiplier, if any, in each case as specified above;
provided, however, that, unless otherwise specified above under “Other Provisions” or in an Addendum hereto, the interest rate hereon shall not be less than zero. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note shall be payable shall be reset on each Interest Reset Date; provided, however, that the interest rate in effect for the period, if any, from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate set forth above.

The “Spread” is the number of basis points (one basis point equals one-hundredth of a percentage point) specified above to be added to or subtracted from the Interest Rate Basis for a Floating Rate Note, and the “Spread Multiplier” is the percentage specified above by which the Interest Rate Basis for such Floating Rate Note will be multiplied. Both a Spread and/or a Spread Multiplier may be applicable to the Interest Rate Basis for a particular Floating Rate Note, as set forth above.
Each such adjusted Interest Rate Basis shall be applicable on and after the Interest Reset Date to which it relates but not including the next succeeding Interest Reset Date. If any Interest Reset Date is a day that is not a Business Day, such Interest Reset Date shall be postponed to the next day that is a Business Day, except that if the rate of interest on this Note shall be determined by reference to LIBOR and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. In addition, if the Treasury Rate is the applicable Interest Rate Basis and the Interest Determination Date would otherwise fall on an Interest Reset Date, then the Interest Reset Date will be postponed to the next succeeding Business Day. Subject to applicable provisions of law (including usury laws) and except as specified in this Note, on each Interest Reset Date, the rate of interest on this Note shall be the rate determined in accordance with the provisions of the applicable heading below.
With respect to a Floating Rate Note, accrued interest shall be calculated by multiplying the principal amount thereof by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the Interest Period or from the last date from which accrued interest is being calculated. The interest factor for each such day is computed by dividing the interest rate applicable to such day by 360, in the cases of CD Rate Notes, Commercial Paper Rate Notes, Federal Funds Rate Notes, LIBOR Notes and Prime Rate Notes or by the actual number of days in the year, in the cases of CMT Rate Notes and Treasury Rate Notes. The interest rate applicable to any day that is an Interest Reset Date will be the interest rate effective on such Interest Reset Date. The interest rate applicable to any other day will be the interest rate for the immediately preceding Interest Reset Date (or, if none, the Initial Interest Rate, as specified above).
The “Calculation Date,” where applicable, pertaining to an Interest Determination Date will be the earlier of (i) the tenth calendar day after such Interest Determination Date or, if any such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day preceding the applicable Interest Payment Date or the Maturity Date (or the date of earlier redemption or repayment), as the case may be.
For Floating Rate Notes, The Bank of New York Mellon Trust Company, N.A. shall be the calculation agent unless another calculation agent is specified above (the “Calculation Agent”). The interest rate applicable to each interest period will be determined by the Calculation Agent on or prior to the applicable Calculation Date. At the request of the Holder, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate which will become effective on the next Interest Reset Date.
All percentages resulting from any calculation of the rate of interest on a Floating Rate Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percent

(.0000001), with five one-millionths of a percentage point rounded upward, and all dollar amounts used in or resulting from such calculation on Floating Rate Notes will be rounded to the nearest cent (with one-half cent being rounded upward).
Determination of CD Rate. If the Interest Rate Basis, as specified above, is, or is calculated by reference to, the CD Rate, unless otherwise specified above, the “CD Rate” for each Interest Reset Date will be determined by the Calculation Agent as of the second Business Day prior to such Interest Reset Date (a “CD Interest Determination Date”) and shall be the rate on the applicable CD Interest Determination Date for negotiable United States dollar certificates of deposit having the Index Maturity specified above as published in H.15(519) (as defined below) on such CD Interest Determination Date under the heading “CDs (secondary market).” If the rate referred to in the preceding sentence is not so published by 3:00 p.m., New York City time, on the applicable Calculation Date, the CD Rate shall be the rate on the applicable CD Interest Determination Date for negotiable United States dollar certificates of deposit of the Index Maturity specified above as published in H.15 Daily Update (as defined below), or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption “CDs (secondary market).” If the rate referred to in the preceding sentence is not so published by 3:00 p.m., New York City time, on the applicable Calculation Date, the CD Rate shall be the rate on the applicable CD Interest Determination Date calculated by the Calculation Agent on the Notes as the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on the applicable CD Interest Determination Date, of three leading non-bank dealers in negotiable United States dollar certificates of deposit in the City of New York (which may include an agent or its affiliates) selected by the Company for negotiable United States dollar certificates of deposit of major United States money market banks with a remaining maturity closest to the Index Maturity specified above in an amount that is representative for a single transaction in that market at that time. If the dealers selected by the Company as provided in the preceding sentence are not quoting as mentioned in such sentence, the CD Rate shall be the CD Rate in effect on the applicable CD Interest Determination Date.
“H.15(519)” means the weekly statistical release designated as H.15(519), or any successor publication, published by the Board of Governors of the Federal Reserve System.
“H.15 Daily Update” means the daily update of H.15(519), available through the world-wide-web site of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/h15/update, or any successor site or publication.
Determination of CMT Rate. If the Interest Rate Basis, as specified above, is, or is calculated by reference to, the CMT Rate, unless otherwise specified above, the “CMT Rate” for each Interest Reset Date will be determined by the Calculation Agent as of the second Business Day prior to such Interest Reset Date (a “CMT Interest Determination Date”) and shall be, if “CMT Reuters Page FRBCMT” is specified above, the percentage equal to the yield for United States Treasury securities at “constant maturity” having the Index Maturity specified above, as the yield is displayed on Reuters, Inc. (or any successor or similar service), on page FRBCMT (or any other page as may replace the specified page on that service under the caption “Treasury Constant Maturities”) (“Reuters Page FRBCMT”). If the rate referred to in the preceding sentence does not appear on Reuters Page FRBCMT, the CMT Rate for such CMT Interest Determination Date will be a percentage equal to the yield for United States Treasury securities at “constant maturity” having the Index Maturity specified above, and for the applicable CMT Interest Determination Date as published in H.15(519) under the caption “Treasury Constant Maturities.” In the event the rate referred to in the preceding sentence does not appear in H.15(519), then the CMT Rate for such CMT Interest Determination Date will be the rate on the applicable CMT Interest Determination Date for the period of the Index Maturity specified above, as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate which would otherwise have been published in H.15(519). In the event the rate referred to in the preceding sentence is not published, the CMT Rate on the applicable CMT Interest Determination Date will be calculated by the Calculation Agent as a yield-to-maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 p.m., New York City time, on the applicable CMT Interest Determination Date of three leading primary United States government securities dealers in the City of New York, which may include an agent of the Company or such agent’s affiliates (each a “Reference Dealer”), selected by the Company (from five Reference Dealers selected by the Company and eliminating the highest quotation (or, in the event of equality, one of the highest), and the lowest quotation (or, in the event of equality, one of the lowest)), for United States Treasury securities with an original maturity equal to the Index Maturity specified above, a remaining term to maturity no more than one year shorter than the Index Maturity specified above and in a principal amount that is representative for a single transaction in the securities in the market at that time. If fewer than five but more than two of the prices referred to in the above sentence are provided as requested, the CMT Rate on the applicable CMT Interest Determination Date will be calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained, and neither the highest nor the lowest of the quotations shall be eliminated; provided, however, that if fewer than three prices referred to above are provided as requested, the CMT Rate on the applicable CMT Interest Determination Date will be calculated by the Calculation Agent as a yield-to-maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on the applicable CMT Interest Determination Date of three Reference Dealers selected by the Company from five Reference Dealers selected by the Company and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the Index Maturity specified above, and a remaining term to maturity closest to the Index Maturity specified above, and in a principal amount that is representative for a single transaction in the securities in the market at that time. However, if fewer than five but more than two prices referred to above are provided as requested, the CMT Rate on the applicable CMT Interest Determination Date will be calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained, and neither the highest nor the lowest of the quotations will be eliminated. If fewer than three prices referred to above are provided as requested, the CMT Rate on the applicable CMT Interest Determination Date will be the CMT Rate in effect on the applicable CMT Interest Determination Date. If the CMT Reuters Page FEDCMT is specified above, the CMT Rate for such CMT Interest Determination Date will be a percentage equal to the one-week or one-month, as specified above, and will be the average yield for United States Treasury securities at “constant maturity” having the Index Maturity specified above, as the yield is displayed on Reuters, Inc. (or any successor service) on page FEDCMT (or any other page as may replace that specified page on that service) (“Reuters Page FEDCMT”), for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the related CMT Interest Determination Date falls. If the rate referred to in the preceding sentence does not appear on Reuters Page FEDCMT, then the CMT Rate for such CMT Interest Determination Date will be a percentage equal to the one-week or one-month, as specified above, average yield for United States Treasury securities at “constant maturity” having the Index Maturity specified above, and for the week or month, as applicable, preceding the applicable CMT Interest Determination Date as published in H.15(519) opposite the caption “Treasury Constant Maturities.” If the rate referred to in the preceding sentence does not appear in H.15(519), then the CMT Rate for such CMT Interest Determination Date will be the one-week or one-month, as specified above, average yield for United States Treasury securities at “constant maturity” having the Index Maturity specified above, as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the related CMT Interest Determination Date falls. If the Federal Reserve Bank of New York does not publish the rate referred to above, the rate on the applicable CMT Interest Determination Date will be calculated by the Calculation Agent as a yield-to-maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 p.m., New York City time, on the applicable CMT Interest Determination Date of three Reference Dealers selected by the Company (from five Reference Dealers selected by the Company and eliminating the highest quotation (or, in the event of equality, one of the highest), and the lowest quotation (or, in the event of equality, one of the lowest)), for United States Treasury securities with an original maturity equal to the Index Maturity specified above, and a remaining term to maturity no more than one year shorter than the Index Maturity specified above, and in a principal amount that is representative for a single transaction in the securities in the market at that time. If fewer than five but more than two of the prices referred to above are provided as requested, the rate on the applicable CMT Interest Determination Date will be calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained, and neither the highest nor the lowest of the quotations shall be eliminated. If fewer than three prices referred to above are provided as requested, the rate on the applicable CMT Interest Determination Date will be calculated by the Calculation Agent as a yield-to-maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on the applicable CMT Interest Determination Date of three Reference Dealers selected by the Company (from five Reference Dealers selected by the Company and eliminating the highest quotation or (in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for United States Treasury securities with an original maturity greater than the Index Maturity specified above, and a remaining term to maturity closest to the Index Maturity specified above and will be in a principal amount that is representative for a single transaction in the securities in the market at that time. If fewer than five but more than two prices referred to above are provided as requested, the rate will be calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained, and neither the highest nor the lowest of the quotations will be eliminated, or if fewer than three prices referred to above are provided as requested, the CMT Rate will be the CMT Rate in effect on the applicable CMT Interest Determination Date. If two United States Treasury securities with an original maturity greater than the Index Maturity as specified above have remaining terms to maturity equally close to the Index Maturity specified above, the quotes for the United States Treasury security with the shorter original remaining term to maturity will be used.
Determination of Commercial Paper Rate. If the Interest Rate Basis, as specified above, is, or is calculated by reference to, the Commercial Paper Rate, unless otherwise specified above, the “Commercial Paper Rate” for each Interest Reset Date will be determined by the Calculation Agent as of the second Business Day prior to such Interest Reset Date (a “Commercial Paper Interest Determination Date”) and shall be the Money Market Yield (as defined below) on such date of the rate for commercial paper having the Index Maturity as indicated above, as such rate shall be published in H.15(519) under the caption “Commercial Paper-Nonfinancial.” In the event that such rate is not published prior to 3:00 p.m., New York City time, on the applicable Calculation Date, then the Commercial Paper Rate shall be calculated by the Calculation Agent as the Money Market Yield of the Commercial Paper Rate on the applicable Commercial Paper Interest Determination Date for commercial paper having the Index Maturity specified above, published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption “Commercial Paper-Nonfinancial.” If by 3:00 p.m., New York City time, on the applicable Calculation Date, such rate is not yet published as provided in the preceding sentence, then the Commercial Paper Rate on the applicable Commercial Paper Interest Determination Date shall be calculated by the Calculation Agent as the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 a.m., New York City time, on the applicable Commercial Paper Interest Determination Date of three leading dealers of United States dollar commercial paper in the City of New York, which may include an agent of the Company or such agent’s affiliates, selected by the Calculation Agent for commercial paper having the Index Maturity specified above, placed for industrial issuers whose bond rating is “Aa,” or the equivalent, from a nationally recognized statistical rating organization; provided, however, that if the dealers selected as aforesaid by the Company are not quoting offered rates as mentioned in this sentence, the Commercial Paper Rate will be the Commercial Paper Rate in effect on the applicable Commercial Paper Interest Determination Date.
“Money Market Yield” shall be a yield calculated in accordance with the following formula and expressed as a percentage:

Money market yield =	D x 360	x 100
360 - (D x M)
where “D” refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal; and “M” refers to the actual number of days in the interest period for which interest is being calculated.
Determination of Federal Funds Rate. If the Interest Rate Basis, as specified above, is, or is calculated by reference to the Federal Funds Rate, unless otherwise specified above, the “Federal Funds Rate” with respect to each Interest Reset Date will be determined by the Calculation Agent as of the first Business Day prior to such Interest Reset Date (a “Federal Funds Interest Determination Date”) and shall be the rate on that date for United States dollar

Federal Funds as published in H.15(519) under the heading “Federal Funds (Effective),” as displayed on Reuters, Inc. (or any successor service) on page FEDFUND01 (or any other page as may replace the applicable page on that service) (“Reuters Page FEDFUND01”) or, if such rate does not appear on Reuters Page FEDFUND01, or is not so published by 3:00 p.m., New York City time, on the applicable Calculation Date, the rate on the applicable Federal Funds Interest Determination Date for United States dollar Federal Funds will be the rate on such Federal Funds Interest Determination Date as published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption “Federal Funds (Effective).” If such rate is not so published by 3:00 p.m., New York City time, on the applicable Calculation Date, the Federal Funds Rate will be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar Federal Funds arranged by three leading brokers of United States dollar Federal Funds transactions in the City of New York, which may include an agent of the Company or such agent’s affiliates, selected by the Company before 9:00 a.m., New York City time, on the applicable Federal Funds Interest Determination Date; provided, however, that if the brokers selected as aforesaid by the Company are not quoting as mentioned in this sentence, the Federal Funds Rate will be the Federal Funds Rate in effect on the applicable Federal Funds Interest Determination Date.
Determination of LIBOR. If the Interest Rate Basis, as specified above, is, or is calculated by reference to, LIBOR, unless otherwise specified above, “LIBOR” for each Interest Reset Date will be determined by the Calculation Agent as of the second London Banking Day prior to such Interest Reset Date (a “LIBOR Interest Determination Date”) and shall be the rate (express as a percentage per annum) for deposits in U.S. dollars having a three-month maturity that appears on Reuters LIBOR01 at approximately 11:00 a.m., London time, on the applicable LIBOR Interest Determination Date, or if Reuters LIBOR01 is not available on such date, the Calculation Agent will obtain such rate from Bloomberg’s page “BBAM.” If such rate does not appear on Reuters LIBOR01 or Bloomberg’s page “BBAM” on such LIBOR Interest Determination Date at approximately 11:00 a.m., London time, then the Calculation Agent will request the principal London office of each of four major banks in the London interbank market, as selected by the Company, to provide a quotation of the rate (expressed as a percentage per annum) offered by it to prime banks in the London interbank market for threemonth deposits in U.S. dollars in a principal amount of at least $1,000,000 at approximately 11:00 a.m., London time, on such LIBOR Interest Determination Date. If at least two such offered quotations are so provided, LIBOR determined on the applicable LIBOR Interest Determination Date calculated by the Calculation Agent will be the arithmetic mean of such quotations. If fewer than two such quotations are so provided, the Company will request each of three major banks in New York City, as selected by the Company, to provide a quotation of the rate (expressed as a percentage per annum), offered by it for loans in U.S. dollars to leading European banks having a threemonth maturity in a principal amount of at least $1,000,000 at approximately 11:00 a.m., New York City time, on such LIBOR Interest Determination Date. If at least two such rates are so provided, LIBOR determined on the applicable LIBOR Interest Determination Date calculated by the Calculation Agent will be the arithmetic mean of such rates. If fewer than two such rates are so provided, then LIBOR determined on the applicable LIBOR Interest Determination Date calculated by the Calculation Agent will be the rate in effect on the applicable LIBOR Interest Determination Date.

        “Reuters LIBOR01” means the Capital Markets Report Screen LIBOR01 of Reuters, Inc. (or any successor or similar service or page), for the purpose of displaying the London interbank rates of major banks for U.S. dollars.
Determination of Prime Rate. If the Interest Rate Basis, as specified above, is, or is calculated by reference to, the Prime Rate, unless otherwise specified above, the “Prime Rate” with respect to each Interest Reset Date will be determined by the Calculation Agent as of the first Business Day prior to such Interest Reset Date (a “Prime Interest Determination Date”) and shall be the rate set forth on such date as published in H.15(519) under the caption “Bank Prime Loan,” or if not so published prior to 3:00 p.m., New York City time, on the applicable Calculation Date pertaining to such Prime Interest Determination Date, then the Prime Rate. will be as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate under the caption “Bank Prime Loan,” or if not so published prior to 3:00 p.m., New York City time, on the applicable Calculation Date pertaining to such Prime Interest Determination Date, then the Prime Rate will be determined by the Calculation Agent as the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen US PRIME 1 Page (as defined below) as the particular bank’s prime rate or base lending rate as of 11:00 a.m., New York City time, on the applicable Prime Interest Determination Date. If fewer than four such rates are so published by 3:00 p.m., New York City time, on the applicable Calculation Date as shown on the Reuters Screen US PRIME 1 Page for the Prime Interest Determination Date, the Prime Rate will be determined by the Calculation Agent as the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on the applicable Prime Interest Determination Date by three major banks, which may include an agent of the Company or such agent’s affiliates, in the City of New York selected by the Company. However, if the banks selected by the Company are not quoting as mentioned in the preceding sentence, the Prime Rate will be the Prime Rate in effect on the applicable Prime Interest Determination Date.
“Reuters Screen US PRIME 1 Page” means the display on the Reuter Money 3000 Service or any successor service on the “US PRIME 1 Page” or other page as may replace US PRIME 1 Page on that service for the purpose of displaying prime rates or base lending rates of major United States banks).
Determination of Treasury Rate. If the Interest Rate Basis, as specified above, is, or is calculated by reference to the Treasury Rate, unless otherwise specified above, the “Treasury Rate” for each Interest Reset Date will be the rate from the auction held on the applicable Interest Determination Date (the “Auction”) of direct obligations of the United States (“Treasury Bills”) having the Index Maturity, as specified above, as published under the caption “INVESTMENT RATE” on the display on Reuters, Inc. or any successor or similar service on page USAUCTION 10 or any other page as may replace page USAUCTION 10 on that service (“Reuters Page USAUCTION 10”) or page USAUCTION 11 on that service (“Reuters Page USAUCTION 11”), or, if the rate is not so published by 3:00 p.m., New York City time, on the applicable Calculation Date pertaining to such Treasury Rate Determination Date (as defined below), the Bond Equivalent Yield of the rate for the applicable Treasury Bills as published in H.15 Daily

Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption “U.S. Government Securities/Treasury Bills/Auction High,” or, if the rate is not so published by 3:00 p.m., New York City time, on the applicable Calculation Date pertaining to such Treasury Rate Determination Date, the Bond Equivalent Yield of the auction rate of the applicable Treasury Bills announced by the United States Department of the Treasury, or, if the rate is not announced by the United States Department of the Treasury, or if the Auction is not held, the Bond Equivalent Yield of the rate on the applicable Treasury Rate Determination Date of Treasury Bills having the Index Maturity specified above, published in H.15(519) under the caption “U.S. Government Securities/Treasury Bills/Secondary Market,” or, if the rate is not so published by 3:00 p.m., New York City time, on the applicable Calculation Date pertaining to such Treasury Rate Determination Date, the rate on the applicable Treasury Rate Determination Date of the applicable Treasury Bills as published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption “U.S. Government Securities/Treasury Bills/Secondary Market.” In the event that the results of the auction of Treasury Bills having the applicable Index Maturity specified above are not published or reported, as provided above, by 3:00 p.m., New York City time, on the applicable Calculation Date or if no such auction is held on such Treasury Rate Determination Date, then the Treasury Rate on the applicable Treasury Rate Determination Date shall be calculated by the Calculation Agent and shall be the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on the applicable Treasury Rate Determination Date, of three primary United States government securities dealers, which may include the agent or its affiliates, selected by the Company, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified above; provided, however, that if the dealers selected as aforesaid by the Company are not quoting as mentioned in this sentence, the Treasury Rate will be the Treasury Rate in effect on the applicable Treasury Rate Determination Date.
The “Treasury Rate Determination Date” for any Interest Reset Date will be the day of the week in which such Interest Reset Date falls on which Treasury Bills would normally be auctioned. Treasury Bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Rate Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week.
“Bond Equivalent Yield” means a yield calculated in accordance with the following formula and expressed as a percentage:

Bond Equivalent Yield =	D x N	x 100
360 - (D x M)
where “D” refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal; “N” refers to 365 or 366, as the case may be, and “M” refers to the actual number of days in the interest period for which interest is being calculated.

Interest Rate Adjustment Based on Certain Rating Events:
The interest rate payable on this Note will be subject to adjustments from time to time if Moody’s or S&P or, if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, any replacement Rating Agency therefor, downgrades (or subsequently upgrades) the rating assigned to the Notes in the manner described below.
If the rating from Moody’s (or any replacement Rating Agency therefor) of the Notes is decreased to a rating set forth in the immediately following table, the interest rate on this Note will increase such that it will equal the interest rate payable on this Note on the date of its initial issuance plus the percentage set forth opposite such rating in the immediately following table, plus any applicable percentage from the immediately following paragraph that is then in effect.

Moody’s Rating*	Percentage rate interest increase on this Note
Ba1	0.250%
Ba2	0.500%
Ba3	0.750%
B1 or below	1.000%
*Including the equivalent ratings, in the case of either any replacement Rating Agency or under any successor rating categories of Moody’s.
In addition, if the rating from S&P (or any replacement Rating Agency therefor) of the Notes is decreased to a rating set forth in the immediately following table, the interest rate on this Note will increase such that it will equal the interest rate payable on this Note on the date of its initial issuance plus the percentage set forth opposite such rating in the immediately following table, plus any applicable percentage from the immediately preceding paragraph that is then in effect.

S&P Rating*	Percentage rate interest increase on this Note
BB+	0.250%
BB	0.500%
BB-	0.750%
B+ or below	1.000%
*Including the equivalent ratings, in the case of either any replacement Rating Agency or under any successor rating categories of S&P.
Notwithstanding the foregoing, following any such increase in the interest rate on this Note pursuant to either or both of the paragraphs above:
(1) If Moody’s or S&P (or, in each case, any replacement Rating Agency therefor), as the case may be, subsequently increases its rating of the Notes to any of the threshold ratings set forth above, the interest rate on this Note will be decreased such that the interest rate for this Note equals the interest rate payable on this Note on the date of its initial issuance plus the applicable percentages set forth opposite the ratings in the tables above in effect immediately following the increase in rating;
(2)  If Moody’s or S&P (or, in each case, any replacement Rating Agency therefor) subsequently increases its rating of the Notes to an Investment Grade Rating, the interest rate on this Note will be decreased to the interest rate payable on this Note on the date of its initial issuance; and
(3)  The interest rates on this Note will permanently cease to be subject to any upward adjustment described above (notwithstanding any subsequent downgrade in the ratings by either or both of Moody’s or S&P) if the Notes become rated Baa1 and BBB+ (or the equivalent of any such rating, in the case of any replacement Rating Agency) or higher by Moody’s and S&P (or, in each case, any replacement Rating Agency therefor), respectively (or one of these ratings if the Notes are only rated by one such Rating Agency).
Each adjustment required by any decrease or increase in a rating set forth above (or an equivalent rating, in either case of any replacement Rating Agency or under any successor rating categories of Moody’s or S&P, as the case may be), whether occasioned by the action of Moody’s or S&P (or, in each case, any replacement Rating Agency therefor), shall be made independent of any and all other adjustments; provided, however, notwithstanding any of the foregoing provisions in this section to the contrary, in no event shall (1) the interest rate for this Note be reduced to below the interest rate payable on this Note on the date of its initial issuance or (2) the total increase in the interest rate on this Note exceed 2.000% per annum above the interest rate payable on this Note on the date of its initial issuance.
Except as provided in this paragraph and the immediately following paragraph, no adjustments in the interest rate of this Note shall be made solely as a result of Moody’s or S&P (or, in each case, any replacement Rating Agency therefor) ceasing to provide a rating of the Notes. If at any time fewer than both Moody’s and S&P provide a rating of the Notes for any reason beyond the Company’s control, the Company will use commercially reasonable efforts to obtain a rating of the Notes from a replacement Rating Agency, to the extent one exists, and if a replacement Rating Agency exists, for purposes of determining any increase or decrease in the interest rate on this Note pursuant to the tables above:
(1)  such other Rating Agency will be substituted for the last Rating Agency to provide a rating of the Notes, but which has since ceased to provide such rating;
(2)  the relative rating scale used by such other Rating Agency to assign ratings to senior unsecured debt will be determined in good faith by an independent investment banking institution of national standing appointed by the Company and, for purposes of determining the applicable ratings included in the applicable table above with respect to such substitute Rating Agency, such ratings will be deemed to be the equivalent ratings used by Moody’s or S&P, as applicable, in such table; and
(3)  the interest rate on this Note will increase or decrease, as the case may be, such that the interest rate equals the interest rate payable on this Note on the date of its initial issuance plus the appropriate percentage, if any, set forth opposite the rating from such other Rating Agency in the applicable table above (taking into account the provisions of clause (2) above) (plus any applicable percentage resulting from a decreased rating by the other Rating Agency).
For so long as only one of Moody’s or S&P (or, in each case, any replacement Rating Agency therefor) provides a rating of the Notes, any subsequent increase or decrease in the interest rate of this Note necessitated by a reduction or increase in the rating by such Rating Agency providing the rating shall be twice the applicable percentage set forth in the applicable table above. For so long as none of Moody’s or S&P (or, in each case, any replacement Rating Agency therefor) provides a rating of the Notes, the interest rate on this Note will increase to, or remain at, as the case may be, 2.000% per annum above the interest rate payable on this Note on the date of its initial issuance. If Moody’s or S&P ceases to rate the Notes for reasons within the Company’s control or ceases to make a rating of the Notes publicly available for reasons within the Company’s control, the Company will not be entitled to obtain a rating from any replacement Rating Agency therefor and the increase or decrease in the interest rate of this Note shall be determined in the manner described above as if either only one or none of Moody’s or S&P (or, in each case, any replacement Rating Agency therefor) provides a rating of the Notes.
Any interest rate increase or decrease described above will take effect from the first day of the interest period commencing after the date on which a rating change occurs that requires an adjustment in the interest rate. As such, interest will not accrue at such increased or decreased rate until the next interest payment date following the date on which the rating change occurs. If Moody’s or S&P (or, in each case, any replacement Rating Agency therefor) changes its rating of the Notes more than once during any particular interest period, the last such change by such agency will control for purposes of any interest rate increase or decrease with respect to this Note described above relating to such Rating Agency’s action.
If the interest rate payable on this Note is increased as described above, the term “interest”, as used with respect to this Note, will be deemed to include any such additional interest unless the context otherwise requires.
The interest rate and the amount of interest payable on this Note will be determined and calculated by the Company. Accordingly, the trustee shall not be responsible for making such determination or calculation or for monitoring the ratings of the Notes. The Company shall notify the Trustee, in writing, of any adjustment to the interest rate of the Notes at least three Business Days prior to the interest payment date on which the Company is required to pay interest at such adjusted interest rate.
Provisions Applicable To Both Fixed Rate Notes And Floating Rate Notes:
The interest so payable on any Interest Payment Date will, subject to certain exceptions in the Indenture hereinafter referred to, be paid to the person in whose name this Note is registered at the close of business on the Regular Record Date (as defined below) immediately preceding such Interest Payment Date or, if the Interest Payment Date is the Maturity Date or the date of earlier redemption or repayment, to the person in whose name this Note is registered at the close of business on the Maturity Date or such earlier date of redemption or repayment; provided, however, that if the Original Issue Date is between a Regular Record Date and an Interest Payment Date or on an Interest Payment Date, interest for the period from and including the Original Issue Date to, but excluding, the Interest Payment Date relating to such Regular Record Date shall be paid on the next succeeding Interest Payment Date to the person in whose name this Note is registered on the close of business on the Regular Record Date preceding such Interest Payment Date. If this Note bears interest at a Fixed Rate, as specified above, unless otherwise specified above, the “Regular Record Date” with respect to any Interest Payment Date shall be the 24th day of May and the 23rd day of November, whether or not a Business Day, immediately preceding the related Interest Payment Date. If this Note bears interest at a Floating Rate, as specified above, the “Regular Record Date” with respect to any Interest Payment Date shall be the fifteenth calendar day next preceding such Interest Payment Date, whether or not such date shall be a Business Day.
Payment of principal, premium, if any, and interest in respect of this Note due on the Maturity Date or any earlier redemption or repayment date will be made in immediately available funds upon presentation and surrender of this Note; provided, however, that if a Specified Currency is specified above and such payment is to be made in such Specified Currency in accordance with the provisions set forth below, such payment will be made by wire transfer of immediately available funds to an account with a bank designated by the Holder hereof at least 15 calendar days prior to the Maturity Date or such earlier redemption or repayment date, as the case may be, provided that such bank has appropriate facilities therefor and that this Note is presented and surrendered at the Place of Payment specified above in time for the Trustee to make such payment in such funds in accordance with its normal procedures. Payment of interest due on any Interest Payment Date, other than the Maturity Date or any earlier redemption or repayment date, will be made at the Place of Payment specified above.
Whenever in this Note or in the Indenture there is a reference, in any context, to the payment of the principal of, or interest, if any, on, or in respect of, the Notes, such payment shall be deemed to include the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect of such payment pursuant to the provisions hereof or thereof and express mention of the payment of Additional Amounts (if applicable) in any provision hereof or thereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.
The Company is obligated to make payment of principal, premium, if any, and interest in respect of this Note in United States dollars or, if a Specified Currency is indicated above, in such Specified Currency (or, if such Specified Currency is not at the time of such payment legal tender for the payment of public and private debts of the country issuing such currency or, in the case of the Euro, in the member states of the European Union that have adopted the single currency in accordance with the Treaty Establishing the European Community, as amended by the Treaty on European Union, such other currency which is then such legal tender in such country or in the adopting member states of the European Union, as the case may be). If a Specified Currency is specified above, except as otherwise provided below, any such amounts so payable by the Company will be converted by a New York clearing house bank designated by the Company (the “Exchange Rate Agent”) into United States dollars for payment to the Holder of this Note.
If a Specified Currency is specified above, the Holder of this Note may elect to receive any amount payable hereunder in such Specified Currency. If the Holder of this Note shall not have duly made an election to receive all or a specified portion of any payment of principal, premium, if any, and/or interest in respect of this Note in such Specified Currency, any United States dollar amount to be received by the Holder of this Note will be based on the highest bid quotation in the City of New York received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of whom may be the Exchange Rate Agent) selected by the Exchange Rate Agent and approved by the Company for the purchase by the quoting dealer of the Specified Currency for United States dollars for settlement on such payment date in the aggregate amount of the Specified Currency payable to all Holders of Notes scheduled to receive United States dollar payments and at which the applicable dealer commits to execute a contract. All currency exchange costs will be borne by the Holder of this Note by deductions from such payments. If three such bid quotations are not available, payments on this Note will be made in the Specified Currency.
If a Specified Currency is specified above, the Holder of this Note may elect to receive all or a specified portion of any payment of principal, premium, if any, and/or interest in respect of this Note in such Specified Currency by submitting a written request for such payment to the Trustee at the Place of Payment on or prior to the applicable Record Date or at least 15 calendar days prior to the Maturity Date (or any earlier redemption or repayment date), as the case may be. Such written request may be mailed or hand delivered or sent by facsimile transmission. The Holder of this Note may elect to receive all or a specified portion of all future payments in the Specified Currency in respect of such principal, premium, if any, and/or interest and need not file a separate election for each payment. Such election will remain in effect until revoked by written notice to the Trustee, but written notice of any such revocation must be received by the Trustee on or prior to the applicable Record Date or at least 15 calendar days prior to the Maturity Date (or any earlier redemption or repayment date), as the case may be.
If a Specified Currency is specified above and the Holder of this Note shall have duly made an election to receive all or a specified portion of any payment of principal, premium, if any, and/or interest in respect of this Note in such Specified Currency, but such Specified Currency is not available for such payment due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company will be entitled to satisfy its obligations to the Holder of this Note by making such payment in United States dollars on the basis of the Market Exchange Rate (as defined below) determined by the Exchange Rate Agent on the second Business Day prior to such payment date or, if such Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate on or before the date on which such payment is due. The “Market Exchange Rate” for the Specified Currency means the noon dollar buying rate in the City of New York for cable transfers of the Specified Currency as certified for customs purposes (or, if not so certified, as otherwise determined) by the Federal Reserve Bank of New York. Any payment made in United States dollars under such circumstances shall not constitute an Event of Default (as defined in the Indenture).
All determinations referred to above made by the Exchange Rate Agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder of this Note.
In case an Event of Default (as defined in the Indenture) with respect to Notes of this series shall occur and be continuing, the principal amount (or, if the Note is an Original Issue Discount Note, such lesser portion of the principal amount as may be applicable) of the Notes of this series may be declared due and payable, and, with respect to certain Events of Default, shall automatically become due and payable, in each case in the manner and with the effect provided in the Indenture. If this Note is an Original Issue Discount Note, in the event of an acceleration of the Maturity Date hereof, the amount payable to the Holder of this Note upon such acceleration will be determined by this Note but will be an amount less than the amount payable at the Maturity Date of this Note.
The Indenture permits, with certain exceptions as therein provided, the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Securities (as defined in the Indenture) of each series to be affected by such modification under the Indenture at any time by the Company and the Guarantor with the consent of the holders of not less than a majority in aggregate principal amount of the Outstanding Securities (as defined in the Indenture) of each series to be affected by such modification. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Outstanding Securities of each series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company and the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.
This Note is issuable only in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof or other Authorized Denomination specified above.
As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered in the Security Register of this series upon surrender of this Note for registration of transfer at the Place of Payment specified above, duly endorsed by or accompanied by, a written instrument of transfer in form satisfactory to the Company and the Trustee, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon a new Note or Notes of this series of Authorized Denomination and for the same aggregate principal amount, with the Guarantee endorsed thereon, will be issued to the designated transferee or transferees.
No service charge shall be made for any such registration of transfer, exchange or redemption of the Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee, and any agent of the Company or the Trustee may treat the person in whose name this Note is registered in the Security Register as the owner of this Note for all purposes (other than for the determination of any Additional Amounts payable) and neither the Company nor the Trustee nor any such agent shall be affected by any notice to the contrary.
If so specified above, this Note will be redeemable at the Company’s option on or after May 8, 2025 (one month prior to the Maturity Date) (the “Par Call Date”) at a redemption price equal to 100% of the principal amount of this Note, together with accrued interest to, but excluding, the date of redemption. This Note will not be subject to any sinking fund. If so redeemable, the Company may redeem this Note either in whole or from time to time in part, upon not less than 15, nor more than 45, days’ notice before the date of redemption. If less than all of the Notes with like tenor and terms are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.
If so specified above, this Note will be subject to redemption at the option of the Company, in whole or in part, at any time and from time to time prior to the Par Call Date at a redemption price equal to the greater of (i) 100% of the principal amount of this Note to be redeemed, and (ii) as determined by the Quotation Agent (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest on this Note to be redeemed that would be due if this Note matured on the Par Call Date (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 45 basis points, plus accrued interest on the principal amount redeemed to, but not including, the date of redemption.
If any redemption date falls on a day that is not a Business Day, the related payment of the redemption price and interest will be made on the next Business Day as if it were made on the date such payment was due, and no interest will accrue on the amounts so payable for the period from and after such date to the next Business Day.
“Comparable Treasury Issue” means the U.S. Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed (assuming for this purpose the Notes matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes to the Par Call Date.
“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if fewer than five such Reference Treasury Dealer Quotations are obtained by the Quotation Agent, the average of all such quotations.
“Quotation Agent” means the Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means (1) each of Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and TD Securities (USA) LLC (and their respective successors), and (2) two other nationally recognized investment banking firms that are Primary Treasury Dealers specified from time to time by the Company; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall substitute therefor another Primary Treasury Dealer.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.
“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield-to-maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.
Notice of any redemption will be delivered at least 15 days but not more than 45 days before the redemption date to the Holder hereof at its address as such address shall appear in the Security Register of the Company, except that redemption notices may be provided more than 45 days prior to the redemption date if the notice is issued in connection with the defeasance or discharge of the Notes and/or the Indenture. Unless the Company defaults in the payment of the redemption price on and after the redemption date, interest will cease to accrue on the principal amount of this Note called for redemption. Notwithstanding anything to the contrary in the foregoing, notice of any redemption to the Holder hereof may, in the Company’s discretion, be subject to one or more conditions precedent, including completion of a corporate transaction. In such event, the related notice of redemption will describe each such condition and, if applicable, will state that, in the Company’s discretion, the date of redemption may be delayed until such time as any or all such conditions shall be satisfied or waived, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the date of redemption, or by the date of redemption as so delayed.
Subject to Section 403 of the Indenture, if an HDI Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its option to redeem this Note as described above, the Company will be required to make an offer (the “Change of Control Offer”) to each Holder of the Notes to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Notes on the terms set forth herein. In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to the date of repurchase (the “Change of Control Payment”).
Subject to Section 403 of the Indenture, within 30 days following any HDI Change of Control Triggering Event or, at the Company’s option, prior to any HDI Change of Control (as defined below), but after public announcement by HDI (as defined below) of the transaction that constitutes, or would constitute upon consummation thereof, an HDI Change of Control, a notice will be delivered to Holders of the Notes describing the transaction that constitutes, or would constitute upon consummation thereof, the HDI Change of Control Triggering Event and offering to repurchase such Notes on the date specified in the notice. Such date will be no earlier than 15 days and no later than 45 days from the date such notice is delivered, other than as may be required by law (the “Change of Control Payment Date”). The notice will, if delivered prior to the date of consummation of the HDI Change of Control, state that the offer to purchase is conditioned on the HDI Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.
If any Change of Control Payment Date falls on a day that is not a Business Day, the related payment of the Change of Control Payment will be made on the next Business Day as if it were made on the date such payment was due, and no interest will accrue on the amounts so payable for the period from and after such date to the next Business Day.
On the Change of Control Payment Date, the Company will, to the extent lawful, (i) accept for payment all Notes or portions of Notes properly tendered and not validly withdrawn pursuant to the Change of Control Offer; (ii) deposit with the paying agent an amount equal to the Change of Control Payment in respect of all such Notes or portions of Notes properly tendered and not validly withdrawn; and (iii) deliver or cause to be delivered to the Trustee such Notes properly accepted together with a Company Officers’ Certificate (as defined in the Indenture) stating the aggregate principal amount of such Notes or portions of Notes being repurchased.
The Company will not be required to comply with the obligations relating to repurchasing the Notes if a third-party instead satisfies them.
The Company must comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations applicable to the repurchase of the Notes. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company will comply with those securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such compliance.
If Holders of not less than 95% in aggregate principal amount of the outstanding Notes properly tender and do not validly withdraw such amount of the Notes in a Change of Control Offer, and the Company, or any third-party making an offer to purchase the Notes in connection with an HDI Change of Control Triggering Event in lieu of the Company, purchase such amount of the Notes properly tendered and not validly withdrawn by such Holders, then the Company will have the right, upon notice described above, given not more than 30 days following the Change of Control Payment Date, to redeem all (but not less than all) of the Notes that remain outstanding following such purchase at a redemption price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the redemption date (subject to the right of Holders of record as of the close of business on the relevant Regular Record Date to receive interest on the applicable Interest Payment Date). If the redemption date falls on a day that is not a Business Day, the related payment of the redemption price and interest will be made on the next Business Day as if it were made on the date such payment was due, and no interest will accrue on the amounts so payable for the period from and after such date to the next Business Day.
For purposes of the Change of Control Offer provisions of the Notes, the following terms will be applicable:
“Below Investment Grade Rating Event” means the Notes cease to be rated an Investment Grade Rating by each of the Rating Agencies on any day within the 60-day period after the earlier of (1) the occurrence of an HDI Change of Control and (2) the first public announcement by Harley-Davidson, Inc. (“HDI”) of the intention of HDI to effect an HDI Change of Control (which 60-day period will be extended for so long as any of the Rating Agencies has publicly announced that it is considering a possible downgrade of the rating of the notes of such series); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular HDI Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of HDI Change of Control Triggering Event hereunder) if any of the Rating Agencies making the reduction in rating to which this definition would otherwise apply does not announce or publicly confirm or inform the Company in writing at the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable HDI Change of Control (whether or not the applicable HDI Change of Control shall have occurred at the time of the Below Investment Grade Rating Event). The Trustee has no obligation to monitor the ratings of the Notes for purposes of determining the occurrence of a Below Investment Grade Rating Event.
“Fitch” means Fitch Ratings, Inc. and its successors.
“HDI Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than HDI or one of its subsidiaries, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Voting Stock of HDI or other Voting Stock into which the Voting Stock of HDI is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; or (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation or as a pledge for security purposes only), in one or a series of related transactions, of all or substantially all of the assets of HDI and the assets of the subsidiaries of HDI, taken as a whole, to one or more “persons” (as that term is defined in the Indenture), other than HDI or one of its subsidiaries and other than any such transaction or series of related transactions where holders of Voting Stock of HDI outstanding immediately prior thereto hold voting stock of the transferee person representing a majority of the voting power of the transferee person’s voting stock immediately after giving effect thereto. Notwithstanding the foregoing, a transaction will not be deemed to be an HDI Change of Control if (1) HDI becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Voting Stock of HDI immediately prior to that transaction or (B) immediately following that transaction no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.
“HDI Change of Control Triggering Event” means the occurrence of both an HDI Change of Control and a Below Investment Grade Rating Event. Notwithstanding anything to the contrary, no HDI Change of Control Triggering Event will be deemed to have occurred in connection with any particular HDI Change of Control unless and until such HDI Change of Control has actually been consummated.
“Investment Grade Rating” means a rating equal to or higher than Baa3 by Moody’s (or its equivalent under any successor rating category of Moody’s), BBB− by S&P (or its equivalent under any successor rating category of S&P) and BBB− by Fitch (or its equivalent under any successor rating category of Fitch), and the equivalent investment grade credit rating from any replacement Rating Agency or Rating Agencies selected by the Company.
“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.
“Rating Agencies” means (1) each of Moody’s, S&P and Fitch, and (2) if any of Moody’s, S&P or Fitch (or in each case any replacement thereof appointed pursuant to this definition) ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” as defined under Section 3(a)(62) of the Exchange Act selected by the Company as a replacement agency for Moody’s, S&P and/or Fitch, as the case may be; provided that the Company shall give notice of any such replacement to the Trustee.
“S&P” means S&P Global Ratings, a division of S&P Global Inc. and its successors.
“Voting Stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act), as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.
In lieu of Section 1005 of the Indenture, the following covenant shall apply:
Limitation on Liens. The Company and the Guarantor will not, nor will they permit any Subsidiary of the Company or the Guarantor to, issue or assume any Indebtedness secured by a Lien upon any Property (now owned or hereinafter acquired) of the Company or the Guarantor or any such Subsidiary without in any such case effectively providing concurrently with the issuance or assumption of any such Indebtedness that the Notes (together with, if the Company or the Guarantor shall so determine, any other Indebtedness of the Company or the Guarantor or any such Subsidiary ranking equally with the Notes then existing or thereafter created) shall be secured equally and ratably with such Indebtedness. The restrictions set forth in the immediately preceding sentence will not, however, apply if the aggregate amount of Indebtedness issued or assumed by the Company, the Guarantor or such Subsidiaries and so secured by Liens, together with all other Indebtedness of the Company, the Guarantor or such Subsidiaries which (if originally issued or assumed at such time) would otherwise be subject to such restrictions, but not including Indebtedness permitted to be secured under clauses (i) through (xv) of the immediately following paragraph, does not at the time such secured Indebtedness is incurred exceed 15% of the applicable Consolidated Net Tangible Assets.
The restrictions set forth above shall not apply to Indebtedness secured by:
(i) Liens existing on the date of the original issuance of the Notes;
(ii) Liens on any Property of any company existing at the time such company becomes a Subsidiary of the Company or the Guarantor, which Liens are not created in contemplation of such company becoming a Subsidiary of the Company or the Guarantor;
(iii) Liens on any Property existing at the time such Property is acquired by the Company, the Guarantor or a Subsidiary of the Company or the Guarantor, or Liens to secure the payment of all or any part of the purchase price of such Property upon the acquisition of such Property by the Company, the Guarantor or a Subsidiary of the Company or the Guarantor or to secure any Indebtedness incurred prior to, at the time of, or within 180 days after, the later of the date of acquisition of such Property and the date such Property is placed in service, for the purpose of financing all or any part of the purchase price thereof, or Liens to secure any Indebtedness incurred for the purpose of financing the cost to the Company, the Guarantor or a Subsidiary of the Company or the Guarantor of improvements to such acquired Property or to secure any Indebtedness incurred for the purpose of financing all or any part of the purchase price of the cost of construction of the Property subject to such Liens;
(iv) Liens securing any Indebtedness of the Company, a Subsidiary of the Company or the Guarantor owing to the Company, the Guarantor or to another Subsidiary of the Company or the Guarantor;
(v) Liens created in connection with a securitization or other asset-based financing;
(vi) Liens with respect to the payment of taxes, assessments or governmental charges in all cases which are not yet due or which are being contested in good faith;
(vii) statutory Liens of landlords and Liens of suppliers, mechanics, carriers, materialmen, warehousemen or workmen and other similar Liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith;
(viii) Liens incurred or deposits made in the ordinary course of business in connection with worker’s compensation, unemployment insurance or other types of social security benefits or to secure the performance of bids, tenders, sales, contracts (other than for the repayment of borrowed money), surety, appeal and performance bonds;

(ix) Liens arising with respect to zoning restrictions, easements, licenses, reservations, covenants, rights-of-way, utility easements, building restrictions and other similar charges or encumbrances on the use of real property which do not interfere with the ordinary conduct of the business of the Company, the Guarantor or any of their respective Subsidiaries;
(x) Liens of attachment or judgment with respect to judgments, writs or warrants of attachment, or similar process against the Company, the Guarantor or any of their respective Subsidiaries;
(xi) Liens arising from leases, subleases or licenses granted to others which do not interfere in any material respect with the business of the Company, the Guarantor or any of their respective Subsidiaries;
(xii) any interest or title of the lessor in the Property subject to any operating lease (as determined in accordance with GAAP as in effect as of the date of the Indenture without giving effect to any subsequent change thereto) entered into by the Company, the Guarantor or any of their respective Subsidiaries in the ordinary course of business;
(xiii) Liens, if any, in connection with any sale/leaseback transaction;
(xiv) Liens on assets pledged in respect of Indebtedness that has been defeased in accordance with the provisions thereof through the deposit of cash, cash equivalents or marketable securities (it being understood that cash collateral shall be deemed to include cash deposited with a trustee with respect to third party indebtedness); and
(xv) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any Lien referred to in the foregoing clauses (i) - (xiv); provided, however, that such new Lien is limited to the Property which was subject to the prior Lien immediately before such extension, renewal or replacement, and provided, further, that the principal amount of Indebtedness secured by the prior Lien immediately before such extension, renewal or replacement is not increased.
The Company may “reopen” a previously issued tranche of Notes and issue additional Notes of such tranche or establish additional terms of such tranche or issue notes with the same terms as previously issued Notes (except for the Original Issue Date, Issue Price and, if applicable, the initial Interest Payment Date).
The Company may at any time purchase this Note at any price in the open market or otherwise. Notes so purchased by the Company may be held or resold or, at the discretion of the Company, may be surrendered to the Trustee for cancellation.
For the avoidance of doubt, Article 4 of the Indenture, including without limitation Section 403 thereof, shall apply to the Notes.
No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligations of the Company and the Guarantor, which are absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note, at the times, place and rate, and in the coin or currency, herein and in the Indenture prescribed.
This Note shall be governed by and construed in accordance with the laws of the State of New York.
By acceptance of this Note, the Holder hereof agrees to be bound by the provisions of the Indenture. Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture. Facsimile signatures for the purposes of the Indenture are intended to include electronic signatures (including DocuSign). This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee under the Indenture.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or by facsimile by an authorized signatory.

HARLEY-DAVIDSON FINANCIAL SERVICES, INC.

By: /s/ James Darrell Thomas
Name: James Darrell Thomas
Title: Vice President, Chief Financial
        Officer and Treasurer

By: /s/ Perry A. Glassgow
Name: Perry A. Glassgow
Title: Vice President and Assistant Treasurer

Dated: June 8, 2020
TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee
By: /s/ Authorized Signatory
        Authorized Signatory

GUARANTEE
For value received, undersigned hereby fully, irrevocably and unconditionally guarantees, pursuant to the terms of the Guarantee contained in Article Fourteen of the Indenture, to the Holder of this Note and to the Trustee, on behalf of the Holder, the due and punctual payment of the principal of, and any premium, interest and any Additional Amounts on, this Note, when and as the same shall become due and payable, whether at the stated maturity, by declaration of acceleration, call for redemption or otherwise, in accordance with the terms of this Note and the Indenture. This Guarantee will not be valid or obligatory for any purpose until the Trustee duly executes the certificate of authentication on the Note upon which this Guarantee is endorsed.

Dated: June 8, 2020
HARLEY-DAVIDSON CREDIT CORP.,
a Nevada corporation

By: /s/ James Darrell Thomas Name: James Darrell Thomas Title: Vice President, Chief Financial Officer and Treasurer

Attest:

By: /s/ Perry A. Glassgow Name: Perry A. Glassgow Title: Vice President and Assistant Secretary

ABBREVIATIONS
The following abbreviations, when used in the inscription on this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT - _______ Custodian ______ (Cust) (Minor)
TEN ENT - as tenants by the entireties	under Uniform Gifts to Minors Act
JT TEN - as joint tenants with right of survivorship and not as tenant in common	(State)
Additional abbreviations may also be used though not in the above list.

ASSIGNMENT
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:
(Please insert social security or other identifying number of assignee)

(Name and address of assignee, including zip code,
must be printed or typewritten)
the within Note, and all rights thereunder, hereby irrevocably constituting and appointing ___________________________________________ attorney to transfer said Note on the books of the within Company, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as it appears upon the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed.
SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO SEC RULE 17Ad-15.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The following increases or decreases in this Global Note have been made

Date of Exchange	Amount of increase in Principal Amount of this Global Note	Amount of decrease in Principal Amount of this Global Note	Principal Amount of this Global Note following each decrease or increase	Signature of authorized signatory of Trustee

HARLEY-DAVIDSON FINANCIAL SERVICES, INC.
3.350% MEDIUM-TERM NOTES DUE 2025
Fully and Unconditionally Guaranteed
by Harley-Davidson Credit Corp.
THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY (AS DEFINED IN THE INDENTURE) OR A NOMINEE THEREOF. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY, OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY, OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION, AND, ACCORDINGLY, NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY OTHER APPLICABLE JURISDICTION. BY ITS ACCEPTANCE HEREOF, THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION

DATE”) WHICH IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS IN OFFSHORE TRANSACTIONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN ACCREDITED INVESTOR WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 OF REGULATION D UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSES (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY BE COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.
THE HOLDER OF THIS SECURITY WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

HARLEY-DAVIDSON FINANCIAL SERVICES, INC.
3.350% MEDIUM-TERM NOTES DUE 2025

Fully and Unconditionally Guaranteed
by Harley-Davidson Credit Corp.

No. A001  Principal Amount $500,000,000
CUSIP No. 41283LAY1  as revised by the Schedule of
ISIN US41283LAY11  Increases and Decreases in Global
Common Code No. 216455037   Note attached hereto

Issue Price: 99.863%	Maturity Date: June 8, 2025
Original Issue Date: June 8, 2020	Index Maturity:
[ ] Original Issue Discount Note
Total Amount of OID:
Yield to Maturity: %
Initial Accrual Period OID:
[X] Fixed Rate
Interest Rate: 3.350%
[ ] Floating Rate
Interest Rate Basis:
___ CD Rate	Specified Currency (if other than U.S. dollars): N/A
___ CMT Rate [ ] CMT Reuters Page FRBCMT:
[ ] CMT Reuters Page FEDCMT:	Option To Receive Payments In Specified Currency (non-U.S. dollar denominated Note): N/A
___ Commercial Paper Rate
___ Federal Funds Rate
___ LIBOR	Authorized Denomination: Minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof

___ Prime Rate	Place of Payment (if other than as set forth in the Indenture): N/A
___ Treasury Rate
___ Other
Spread (Plus Or Minus):	Initial Redemption Date:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction:

Repayment Date:
Spread Multiplier: %	Renewable: [ ] Yes [ ] No
Extendible: [ ] Yes [ ] No
Interest Category:
[ ] Regular Floating Rate Note	Final Maturity Date:
[ ] Floating Rate/Fixed Rate Note Fixed Rate Commencement Date:
Fixed Interest Rate: %
[ ] Inverse Floating Rate Note	Initial Interest Rate:
Initial Interest Reset Date:	Maximum Interest Rate: %
Interest Reset Dates:	Minimum Interest Rate: %
Interest Payment Dates (in the case of a Floating Rate Note and, in the case of a Fixed Rate Note, other than as set forth below): N/A
Regular Record Dates (if other than as set forth below): N/A
Interest Determination Dates (if other than as set forth below): N/A
Additional Amounts applicable for Company:
[ ] Yes
[X] No
Additional Amounts applicable for Guarantor:
[ ] Yes
[X] No
Addendum Attached	Other Provisions: The interest rate adjustment provisions described below under “Interest Rate Adjustment Based on Certain Rating Events” and optional redemption provisions described below shall apply to the Note.
[ ] Yes
[X] No
Authorized Denomination (only if non-U.S. dollar denominated Note): N/A
Calculation Agent (if other than the Trustee): N/A
Interest Payment Period: N/A

Harley-Davidson Financial Services, Inc., a corporation duly organized under the laws of the State of Delaware (herein called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the Principal Amount specified above, as revised by the Schedule of Increases and Decreases in the Global Note attached hereto, on the Maturity Date specified above and to pay to the registered holder of this Note (the “Holder”) interest on said Principal Amount at a rate per annum specified above, subject to adjustment as set forth under “Interest Rate Adjustment Based on Certain Rating Events,” and upon the terms provided below under either the heading “Provisions Applicable to Fixed Rate Notes Only” or “Provisions Applicable to Floating Rate Notes Only.”
This Note is one of the Company’s duly authorized issue of notes in the series titled 3.350% Medium-Term Notes due 2025 (herein referred to as the “Notes”), all issued or to be issued under an indenture, dated as of March 4, 2011 (as may be supplemented from time to time, the “Indenture”), among the Company, Harley-Davidson Credit Corp. (the “Guarantor”) and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Company, the Guarantor and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes of this series are limited (except as otherwise provided in the Indenture) to the aggregate principal amount established from time to time by the Company Board of Directors. The Notes of this series may be issued at various times with different maturity dates and different principal repayment provisions, may bear interest at different rates and may otherwise vary, all as provided in the Indenture. The Notes of this series may be subject to redemption upon notice and in accordance with the provisions of this Note and the Indenture. The Company and the Guarantor may defease the Notes of this series in accordance with the provisions of the Indenture.
To secure the due and punctual payment of principal, any premium, any interest and Additional Amounts (as defined in the Indenture) on this Note by the Company under the Indenture, when and as the same shall become due and payable, whether at the Maturity Date, by declaration of acceleration, call for redemption or otherwise, the Guarantor has unconditionally guaranteed this Note pursuant to the terms of the Guarantee endorsed hereon and in Section 1401 of the Indenture (the “Guarantee”).
As used herein, the term “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in the City of New York; provided, however, that if a Specified Currency is specified above, the day is also not a day on which commercial banks are authorized or required by law, regulation or executive order to close in the Principal Financial Center (as defined below) of the country issuing such Specified Currency or, if such Specified Currency is the Euro, the day is also a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open; provided further that if LIBOR is indicated above to be an applicable Interest Rate Basis, the day is also a London Banking Day (as defined below).

“Principal Financial Center” means, unless otherwise provided in this Note, the capital city of the country issuing the Specified Currency; except that with respect to United States dollars, Australian dollars, Canadian dollars, South African rand and Swiss francs, the “Principal Financial Center” will be the City of New York, Sydney and (solely in the case of the Specified Currency) Melbourne, Toronto, Johannesburg and Zurich, respectively.
“London Banking Day” means a day on which commercial banks are open for business, including dealings in U.S. dollars, in London.
Provisions Applicable To Fixed Rate Notes Only:
If the “Fixed Rate” line above is checked, unless otherwise specified above, the Company will pay interest semiannually on June 8 and December 8 of each year (each such date fixed for the payment of interest, an “Interest Payment Date”) commencing on December 8, 2020, and ending on the Maturity Date or upon earlier redemption or repayment to the person to whom principal is payable. Interest shall accrue from the Original Issue Date, or from the most recent Interest Payment Date to which interest has been paid or duly provided for on this Note to, but excluding, the next following Interest Payment Date, Maturity Date, or earlier date of redemption or repayment, as the case may be. Interest on Fixed Rate Notes will be computed by the Company on the basis of a 360-day year consisting of twelve 30-day months.
If any Interest Payment Date or the Maturity Date (or the date of earlier redemption or repayment) of this Fixed Rate Note falls on a day that is not a Business Day, the payment will be made on the next Business Day as if it were made on the date such payment was due, and no interest will accrue on the amount so payable for the period from and after such Interest Payment Date or the Maturity Date (or the date of earlier redemption or repayment), as the case may be.
Provisions Applicable To Floating Rate Notes Only:
If the “Floating Rate” line above is checked, the Company will pay interest on the Interest Payment Dates shown specified above at the Initial Interest Rate specified above until the first Interest Reset Date specified above following the Original Issue Date specified above and thereafter at a rate determined in accordance with the provisions hereinafter set forth under the headings “Determination of CD Rate,” “Determination of CMT Rate,” “Determination of Commercial Paper Rate,” “Determination of Federal Funds Rate,” “Determination of LIBOR,” “Determination of Prime Rate” or “Determination of Treasury Rate,” depending on whether the Interest Rate Basis is the CD Rate, the CMT Rate, the Commercial Paper Rate, the Federal Funds Rate, LIBOR, the Prime Rate, the Treasury Rate or other Interest Rate Basis.
An interest payment shall be the amount of interest accrued from and including the Original Issue Date, or from and including the last Interest Payment Date to which interest has been paid, to, but excluding, the next following Interest Payment Date, Maturity Date, or date of earlier redemption or repayment, as the case may be (an “Interest Period”). Notwithstanding any provision herein to the contrary, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified above.

If any Interest Payment Date for any Floating Rate Note, other than an Interest Payment Date at maturity, would fall on a day that is not a Business Day, such Interest Payment Date will be the following day that is a Business Day, and interest will continue to accrue to the following Business Day, except that if LIBOR is the applicable Interest Rate Basis, if such Business Day is in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding day that is a Business Day. If the Maturity Date (or date of earlier redemption or repayment) of any Floating Rate Note would fall on a day that is not a Business Day, the payment of interest and principal (and premium, if any) may be made on the next succeeding Business Day, and no interest on such payment will accrue for the period from and after the Maturity Date (or the date of earlier redemption or repayment).
Commencing with the first Interest Reset Date specified above following the Original Issue Date, the rate at which interest on this Note is payable shall be adjusted daily, weekly, monthly, quarterly, semi-annually or annually as specified above under “Interest Reset Dates.”
The interest rate borne by this Note will be determined as follows:
(i) Unless the Interest Category of this Note is specified above as a “Floating Rate/Fixed Rate Note” or an “Inverse Floating Rate Note” or in the event either “Other Provisions” or an Addendum hereto applies, in each case, relating to a different interest rate formula, this Note shall be designated as a “Regular Floating Rate Note” and, except as set forth below or specified above under “Other Provisions” or in an Addendum hereto, shall bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases (a) plus or minus the applicable Spread, if any, and/or (b) multiplied by the applicable Spread Multiplier, if any; in each case as specified above. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note shall be payable shall be reset as of each Interest Reset Date specified above; provided, however, that the interest rate in effect for the period, if any, from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate.
(ii) If the Interest Category of this Note is specified above as a “Floating Rate/Fixed Rate Note” then, except as set forth below or specified above under “Other Provisions” or in an Addendum hereto, this Note shall bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases (a) plus or minus the applicable Spread, if any, and/or (b) multiplied by the Spread Multiplier, if any, in each case as specified above. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note shall be payable shall be reset as of each Interest Reset Date; provided, however, that (y) the interest rate in effect for the period, if any, from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate and (z) the interest rate in effect for the period commencing on, and including, the Fixed Rate Commencement Date specified above to the Maturity Date (or date of earlier redemption or repayment) shall be the Fixed Interest Rate specified above or, if no Fixed Interest Rate is so specified, the interest rate in effect on the day immediately preceding the Fixed Rate Commencement Date.
(iii) If the Interest Category of this Note is specified above as an “Inverse Floating Rate Note” then, except as set forth below or specified above under “Other Provisions” or in an

Addendum hereto, this Note shall bear interest at (a) the Fixed Interest Rate specified above minus (b) the rate determined by reference to the applicable Interest Rate Basis or Bases:
(x) plus or minus the applicable Spread, if any, and/or
(y) multiplied by the applicable Spread Multiplier, if any, in each case as specified above;
provided, however, that, unless otherwise specified above under “Other Provisions” or in an Addendum hereto, the interest rate hereon shall not be less than zero. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note shall be payable shall be reset on each Interest Reset Date; provided, however, that the interest rate in effect for the period, if any, from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate set forth above.
The “Spread” is the number of basis points (one basis point equals one-hundredth of a percentage point) specified above to be added to or subtracted from the Interest Rate Basis for a Floating Rate Note, and the “Spread Multiplier” is the percentage specified above by which the Interest Rate Basis for such Floating Rate Note will be multiplied. Both a Spread and/or a Spread Multiplier may be applicable to the Interest Rate Basis for a particular Floating Rate Note, as set forth above.
Each such adjusted Interest Rate Basis shall be applicable on and after the Interest Reset Date to which it relates but not including the next succeeding Interest Reset Date. If any Interest Reset Date is a day that is not a Business Day, such Interest Reset Date shall be postponed to the next day that is a Business Day, except that if the rate of interest on this Note shall be determined by reference to LIBOR and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. In addition, if the Treasury Rate is the applicable Interest Rate Basis and the Interest Determination Date would otherwise fall on an Interest Reset Date, then the Interest Reset Date will be postponed to the next succeeding Business Day. Subject to applicable provisions of law (including usury laws) and except as specified in this Note, on each Interest Reset Date, the rate of interest on this Note shall be the rate determined in accordance with the provisions of the applicable heading below.
With respect to a Floating Rate Note, accrued interest shall be calculated by multiplying the principal amount thereof by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the Interest Period or from the last date from which accrued interest is being calculated. The interest factor for each such day is computed by dividing the interest rate applicable to such day by 360, in the cases of CD Rate Notes, Commercial Paper Rate Notes, Federal Funds Rate Notes, LIBOR Notes and Prime Rate Notes or by the actual number of days in the year, in the cases of CMT Rate Notes and Treasury Rate Notes. The interest rate applicable to any day that is an Interest Reset Date will be the interest rate effective on such Interest Reset Date. The interest rate applicable to any other day will be the interest rate for the immediately preceding Interest Reset Date (or, if none, the Initial Interest Rate, as specified above).

The “Calculation Date,” where applicable, pertaining to an Interest Determination Date will be the earlier of (i) the tenth calendar day after such Interest Determination Date or, if any such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day preceding the applicable Interest Payment Date or the Maturity Date (or the date of earlier redemption or repayment), as the case may be.
For Floating Rate Notes, The Bank of New York Mellon Trust Company, N.A. shall be the calculation agent unless another calculation agent is specified above (the “Calculation Agent”). The interest rate applicable to each interest period will be determined by the Calculation Agent on or prior to the applicable Calculation Date. At the request of the Holder, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate which will become effective on the next Interest Reset Date.
All percentages resulting from any calculation of the rate of interest on a Floating Rate Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percent (.0000001), with five one-millionths of a percentage point rounded upward, and all dollar amounts used in or resulting from such calculation on Floating Rate Notes will be rounded to the nearest cent (with one-half cent being rounded upward).
Determination of CD Rate. If the Interest Rate Basis, as specified above, is, or is calculated by reference to, the CD Rate, unless otherwise specified above, the “CD Rate” for each Interest Reset Date will be determined by the Calculation Agent as of the second Business Day prior to such Interest Reset Date (a “CD Interest Determination Date”) and shall be the rate on the applicable CD Interest Determination Date for negotiable United States dollar certificates of deposit having the Index Maturity specified above as published in H.15(519) (as defined below) on such CD Interest Determination Date under the heading “CDs (secondary market).” If the rate referred to in the preceding sentence is not so published by 3:00 p.m., New York City time, on the applicable Calculation Date, the CD Rate shall be the rate on the applicable CD Interest Determination Date for negotiable United States dollar certificates of deposit of the Index Maturity specified above as published in H.15 Daily Update (as defined below), or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption “CDs (secondary market).” If the rate referred to in the preceding sentence is not so published by 3:00 p.m., New York City time, on the applicable Calculation Date, the CD Rate shall be the rate on the applicable CD Interest Determination Date calculated by the Calculation Agent on the Notes as the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on the applicable CD Interest Determination Date, of three leading non-bank dealers in negotiable United States dollar certificates of deposit in the City of New York (which may include an agent or its affiliates) selected by the Company for negotiable United States dollar certificates of deposit of major United States money market banks with a remaining maturity closest to the Index Maturity specified above in an amount that is representative for a single transaction in that market at that time. If the dealers selected by the Company as provided in the preceding sentence are not quoting as mentioned in such sentence, the CD Rate shall be the CD Rate in effect on the applicable CD Interest Determination Date.

“H.15(519)” means the weekly statistical release designated as H.15(519), or any successor publication, published by the Board of Governors of the Federal Reserve System.
“H.15 Daily Update” means the daily update of H.15(519), available through the world-wide-web site of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/h15/update, or any successor site or publication.
Determination of CMT Rate. If the Interest Rate Basis, as specified above, is, or is calculated by reference to, the CMT Rate, unless otherwise specified above, the “CMT Rate” for each Interest Reset Date will be determined by the Calculation Agent as of the second Business Day prior to such Interest Reset Date (a “CMT Interest Determination Date”) and shall be, if “CMT Reuters Page FRBCMT” is specified above, the percentage equal to the yield for United States Treasury securities at “constant maturity” having the Index Maturity specified above, as the yield is displayed on Reuters, Inc. (or any successor or similar service), on page FRBCMT (or any other page as may replace the specified page on that service under the caption “Treasury Constant Maturities”) (“Reuters Page FRBCMT”). If the rate referred to in the preceding sentence does not appear on Reuters Page FRBCMT, the CMT Rate for such CMT Interest Determination Date will be a percentage equal to the yield for United States Treasury securities at “constant maturity” having the Index Maturity specified above, and for the applicable CMT Interest Determination Date as published in H.15(519) under the caption “Treasury Constant Maturities.” In the event the rate referred to in the preceding sentence does not appear in H.15(519), then the CMT Rate for such CMT Interest Determination Date will be the rate on the applicable CMT Interest Determination Date for the period of the Index Maturity specified above, as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate which would otherwise have been published in H.15(519). In the event the rate referred to in the preceding sentence is not published, the CMT Rate on the applicable CMT Interest Determination Date will be calculated by the Calculation Agent as a yield-to-maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 p.m., New York City time, on the applicable CMT Interest Determination Date of three leading primary United States government securities dealers in the City of New York, which may include an agent of the Company or such agent’s affiliates (each a “Reference Dealer”), selected by the Company (from five Reference Dealers selected by the Company and eliminating the highest quotation (or, in the event of equality, one of the highest), and the lowest quotation (or, in the event of equality, one of the lowest)), for United States Treasury securities with an original maturity equal to the Index Maturity specified above, a remaining term to maturity no more than one year shorter than the Index Maturity specified above and in a principal amount that is representative for a single transaction in the securities in the market at that time. If fewer than five but more than two of the prices referred to in the above sentence are provided as requested, the CMT Rate on the applicable CMT Interest Determination Date will be calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained, and neither the highest nor the lowest of the quotations shall be eliminated; provided, however, that if fewer than three prices referred to above are provided as requested, the CMT Rate on the applicable CMT Interest Determination Date will be calculated by the Calculation Agent as a yield-to-maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m.,

New York City time, on the applicable CMT Interest Determination Date of three Reference Dealers selected by the Company from five Reference Dealers selected by the Company and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the Index Maturity specified above, and a remaining term to maturity closest to the Index Maturity specified above, and in a principal amount that is representative for a single transaction in the securities in the market at that time. However, if fewer than five but more than two prices referred to above are provided as requested, the CMT Rate on the applicable CMT Interest Determination Date will be calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained, and neither the highest nor the lowest of the quotations will be eliminated. If fewer than three prices referred to above are provided as requested, the CMT Rate on the applicable CMT Interest Determination Date will be the CMT Rate in effect on the applicable CMT Interest Determination Date. If the CMT Reuters Page FEDCMT is specified above, the CMT Rate for such CMT Interest Determination Date will be a percentage equal to the one-week or one-month, as specified above, and will be the average yield for United States Treasury securities at “constant maturity” having the Index Maturity specified above, as the yield is displayed on Reuters, Inc. (or any successor service) on page FEDCMT (or any other page as may replace that specified page on that service) (“Reuters Page FEDCMT”), for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the related CMT Interest Determination Date falls. If the rate referred to in the preceding sentence does not appear on Reuters Page FEDCMT, then the CMT Rate for such CMT Interest Determination Date will be a percentage equal to the one-week or one-month, as specified above, average yield for United States Treasury securities at “constant maturity” having the Index Maturity specified above, and for the week or month, as applicable, preceding the applicable CMT Interest Determination Date as published in H.15(519) opposite the caption “Treasury Constant Maturities.” If the rate referred to in the preceding sentence does not appear in H.15(519), then the CMT Rate for such CMT Interest Determination Date will be the one-week or one-month, as specified above, average yield for United States Treasury securities at “constant maturity” having the Index Maturity specified above, as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the related CMT Interest Determination Date falls. If the Federal Reserve Bank of New York does not publish the rate referred to above, the rate on the applicable CMT Interest Determination Date will be calculated by the Calculation Agent as a yield-to-maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 p.m., New York City time, on the applicable CMT Interest Determination Date of three Reference Dealers selected by the Company (from five Reference Dealers selected by the Company and eliminating the highest quotation (or, in the event of equality, one of the highest), and the lowest quotation (or, in the event of equality, one of the lowest)), for United States Treasury securities with an original maturity equal to the Index Maturity specified above, and a remaining term to maturity no more than one year shorter than the Index Maturity specified above, and in a principal amount that is representative for a single transaction in the securities in the market at that time. If fewer than five but more than two of the prices referred to above are provided as requested, the rate on the applicable CMT Interest Determination Date will be calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained, and neither the highest nor the lowest of the quotations shall be eliminated. If fewer than three prices referred to above are provided as requested, the rate on the applicable CMT Interest Determination Date will be calculated by the Calculation Agent as a yield-to-maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on the applicable CMT Interest Determination Date of three Reference Dealers selected by the Company (from five Reference Dealers selected by the Company and eliminating the highest quotation or (in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for United States Treasury securities with an original maturity greater than the Index Maturity specified above, and a remaining term to maturity closest to the Index Maturity specified above and will be in a principal amount that is representative for a single transaction in the securities in the market at that time. If fewer than five but more than two prices referred to above are provided as requested, the rate will be calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained, and neither the highest nor the lowest of the quotations will be eliminated, or if fewer than three prices referred to above are provided as requested, the CMT Rate will be the CMT Rate in effect on the applicable CMT Interest Determination Date. If two United States Treasury securities with an original maturity greater than the Index Maturity as specified above have remaining terms to maturity equally close to the Index Maturity specified above, the quotes for the United States Treasury security with the shorter original remaining term to maturity will be used.
Determination of Commercial Paper Rate. If the Interest Rate Basis, as specified above, is, or is calculated by reference to, the Commercial Paper Rate, unless otherwise specified above, the “Commercial Paper Rate” for each Interest Reset Date will be determined by the Calculation Agent as of the second Business Day prior to such Interest Reset Date (a “Commercial Paper Interest Determination Date”) and shall be the Money Market Yield (as defined below) on such date of the rate for commercial paper having the Index Maturity as indicated above, as such rate shall be published in H.15(519) under the caption “Commercial Paper-Nonfinancial.” In the event that such rate is not published prior to 3:00 p.m., New York City time, on the applicable Calculation Date, then the Commercial Paper Rate shall be calculated by the Calculation Agent as the Money Market Yield of the Commercial Paper Rate on the applicable Commercial Paper Interest Determination Date for commercial paper having the Index Maturity specified above, published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption “Commercial Paper-Nonfinancial.” If by 3:00 p.m., New York City time, on the applicable Calculation Date, such rate is not yet published as provided in the preceding sentence, then the Commercial Paper Rate on the applicable Commercial Paper Interest Determination Date shall be calculated by the Calculation Agent as the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 a.m., New York City time, on the applicable Commercial Paper Interest Determination Date of three leading dealers of United States dollar commercial paper in the City of New York, which may include an agent of the Company or such agent’s affiliates, selected by the Calculation Agent for commercial paper having the Index Maturity specified above, placed for industrial issuers whose bond rating is “Aa,” or the equivalent, from a nationally recognized statistical rating organization; provided, however, that if the dealers selected as aforesaid by the Company are not quoting offered rates as mentioned in this sentence, the Commercial Paper Rate will be the Commercial Paper Rate in effect on the applicable Commercial Paper Interest Determination Date.
“Money Market Yield” shall be a yield calculated in accordance with the following formula and expressed as a percentage:

Money market yield =	D x 360	x 100
360 - (D x M)
where “D” refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal; and “M” refers to the actual number of days in the interest period for which interest is being calculated.
Determination of Federal Funds Rate. If the Interest Rate Basis, as specified above, is, or is calculated by reference to the Federal Funds Rate, unless otherwise specified above, the “Federal Funds Rate” with respect to each Interest Reset Date will be determined by the Calculation Agent as of the first Business Day prior to such Interest Reset Date (a “Federal Funds Interest Determination Date”) and shall be the rate on that date for United States dollar Federal Funds as published in H.15(519) under the heading “Federal Funds (Effective),” as displayed on Reuters, Inc. (or any successor service) on page FEDFUND01 (or any other page as may replace the applicable page on that service) (“Reuters Page FEDFUND01”) or, if such rate does not appear on Reuters Page FEDFUND01, or is not so published by 3:00 p.m., New York City time, on the applicable Calculation Date, the rate on the applicable Federal Funds Interest Determination Date for United States dollar Federal Funds will be the rate on such Federal Funds Interest Determination Date as published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption “Federal Funds (Effective).” If such rate is not so published by 3:00 p.m., New York City time, on the applicable Calculation Date, the Federal Funds Rate will be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar Federal Funds arranged by three leading brokers of United States dollar Federal Funds transactions in the City of New York, which may include an agent of the Company or such agent’s affiliates, selected by the Company before 9:00 a.m., New York City time, on the applicable Federal Funds Interest Determination Date; provided, however, that if the brokers selected as aforesaid by the Company are not quoting as mentioned in this sentence, the Federal Funds Rate will be the Federal Funds Rate in effect on the applicable Federal Funds Interest Determination Date.
Determination of LIBOR. If the Interest Rate Basis, as specified above, is, or is calculated by reference to, LIBOR, unless otherwise specified above, “LIBOR” for each Interest Reset Date will be determined by the Calculation Agent as of the second London Banking Day prior to such Interest Reset Date (a “LIBOR Interest Determination Date”) and shall be the rate (express as a percentage per annum) for deposits in U.S. dollars having a three-month maturity that appears on Reuters LIBOR01 at approximately 11:00 a.m., London time, on the applicable LIBOR Interest Determination Date, or if Reuters LIBOR01 is not available on such date, the Calculation Agent will obtain such rate from Bloomberg’s page “BBAM.” If such rate does not appear on Reuters LIBOR01 or Bloomberg’s page “BBAM” on such LIBOR Interest Determination Date at approximately 11:00 a.m., London time, then the Calculation Agent will request the principal London office of each of four major banks in the London interbank market, as selected by the Company, to provide a quotation of the rate (expressed as a percentage per annum) offered by it to prime banks in the London interbank market for threemonth deposits in U.S. dollars in a principal amount of at least $1,000,000 at approximately 11:00 a.m., London time, on such LIBOR Interest Determination Date. If at least two such offered quotations are so provided, LIBOR determined on the applicable LIBOR Interest Determination Date calculated by the Calculation Agent will be the arithmetic mean of such quotations. If fewer than two such quotations are so provided, the Company will request each of three major banks in New York City, as selected by the Company, to provide a quotation of the rate (expressed as a percentage per annum), offered by it for loans in U.S. dollars to leading European banks having a threemonth maturity in a principal amount of at least $1,000,000 at approximately 11:00 a.m., New York City time, on such LIBOR Interest Determination Date. If at least two such rates are so provided, LIBOR determined on the applicable LIBOR Interest Determination Date calculated by the Calculation Agent will be the arithmetic mean of such rates. If fewer than two such rates are so provided, then LIBOR determined on the applicable LIBOR Interest Determination Date calculated by the Calculation Agent will be the rate in effect on the applicable LIBOR Interest Determination Date.
        “Reuters LIBOR01” means the Capital Markets Report Screen LIBOR01 of Reuters, Inc. (or any successor or similar service or page), for the purpose of displaying the London interbank rates of major banks for U.S. dollars.
Determination of Prime Rate. If the Interest Rate Basis, as specified above, is, or is calculated by reference to, the Prime Rate, unless otherwise specified above, the “Prime Rate” with respect to each Interest Reset Date will be determined by the Calculation Agent as of the first Business Day prior to such Interest Reset Date (a “Prime Interest Determination Date”) and shall be the rate set forth on such date as published in H.15(519) under the caption “Bank Prime Loan,” or if not so published prior to 3:00 p.m., New York City time, on the applicable Calculation Date pertaining to such Prime Interest Determination Date, then the Prime Rate. will be as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate under the caption “Bank Prime Loan,” or if not so published prior to 3:00 p.m., New York City time, on the applicable Calculation Date pertaining to such Prime Interest Determination Date, then the Prime Rate will be determined by the Calculation Agent as the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen US PRIME 1 Page (as defined below) as the particular bank’s prime rate or base lending rate as of 11:00 a.m., New York City time, on the applicable Prime Interest Determination Date. If fewer than four such rates are so published by 3:00 p.m., New York City time, on the applicable Calculation Date as shown on the Reuters Screen US PRIME 1 Page for the Prime Interest Determination Date, the Prime Rate will be determined by the Calculation Agent as the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on the applicable Prime Interest Determination Date by three major banks, which may include an agent of the Company or such agent’s affiliates, in the City of New York selected by the Company. However, if the banks selected by the Company are not quoting as mentioned in the preceding sentence, the Prime Rate will be the Prime Rate in effect on the applicable Prime Interest Determination Date.
“Reuters Screen US PRIME 1 Page” means the display on the Reuter Money 3000 Service or any successor service on the “US PRIME 1 Page” or other page as may replace US PRIME 1 Page on that service for the purpose of displaying prime rates or base lending rates of major United States banks).
Determination of Treasury Rate. If the Interest Rate Basis, as specified above, is, or is calculated by reference to the Treasury Rate, unless otherwise specified above, the “Treasury Rate” for each Interest Reset Date will be the rate from the auction held on the applicable Interest Determination Date (the “Auction”) of direct obligations of the United States (“Treasury Bills”) having the Index Maturity, as specified above, as published under the caption “INVESTMENT RATE” on the display on Reuters, Inc. or any successor or similar service on page USAUCTION 10 or any other page as may replace page USAUCTION 10 on that service (“Reuters Page USAUCTION 10”) or page USAUCTION 11 on that service (“Reuters Page USAUCTION 11”), or, if the rate is not so published by 3:00 p.m., New York City time, on the applicable Calculation Date pertaining to such Treasury Rate Determination Date (as defined below), the Bond Equivalent Yield of the rate for the applicable Treasury Bills as published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption “U.S. Government Securities/Treasury Bills/Auction High,” or, if the rate is not so published by 3:00 p.m., New York City time, on the applicable Calculation Date pertaining to such Treasury Rate Determination Date, the Bond Equivalent Yield of the auction rate of the applicable Treasury Bills announced by the United States Department of the Treasury, or, if the rate is not announced by the United States Department of the Treasury, or if the Auction is not held, the Bond Equivalent Yield of the rate on the applicable Treasury Rate Determination Date of Treasury Bills having the Index Maturity specified above, published in H.15(519) under the caption “U.S. Government Securities/Treasury Bills/Secondary Market,” or, if the rate is not so published by 3:00 p.m., New York City time, on the applicable Calculation Date pertaining to such Treasury Rate Determination Date, the rate on the applicable Treasury Rate Determination Date of the applicable Treasury Bills as published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption “U.S. Government Securities/Treasury Bills/Secondary Market.” In the event that the results of the auction of Treasury Bills having the applicable Index Maturity specified above are not published or reported, as provided above, by 3:00 p.m., New York City time, on the applicable Calculation Date or if no such auction is held on such Treasury Rate Determination Date, then the Treasury Rate on the applicable Treasury Rate Determination Date shall be calculated by the Calculation Agent and shall be the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on the applicable Treasury Rate Determination Date, of three primary United States government securities dealers, which may include the agent or its affiliates, selected by the Company, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified above; provided, however, that if the dealers selected as aforesaid by the Company are not quoting as mentioned in this sentence, the Treasury Rate will be the Treasury Rate in effect on the applicable Treasury Rate Determination Date.

The “Treasury Rate Determination Date” for any Interest Reset Date will be the day of the week in which such Interest Reset Date falls on which Treasury Bills would normally be auctioned. Treasury Bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Rate Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week.
“Bond Equivalent Yield” means a yield calculated in accordance with the following formula and expressed as a percentage:

Bond Equivalent Yield =	D x N	x 100
360 - (D x M)
where “D” refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal; “N” refers to 365 or 366, as the case may be, and “M” refers to the actual number of days in the interest period for which interest is being calculated.
Interest Rate Adjustment Based on Certain Rating Events:
The interest rate payable on this Note will be subject to adjustments from time to time if Moody’s or S&P or, if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, any replacement Rating Agency therefor, downgrades (or subsequently upgrades) the rating assigned to the Notes in the manner described below.
If the rating from Moody’s (or any replacement Rating Agency therefor) of the Notes is decreased to a rating set forth in the immediately following table, the interest rate on this Note will increase such that it will equal the interest rate payable on this Note on the date of its initial issuance plus the percentage set forth opposite such rating in the immediately following table, plus any applicable percentage from the immediately following paragraph that is then in effect.

Moody’s Rating*	Percentage rate interest increase on this Note
Ba1	0.250%
Ba2	0.500%
Ba3	0.750%
B1 or below	1.000%
*Including the equivalent ratings, in the case of either any replacement Rating Agency or under any successor rating categories of Moody’s.
In addition, if the rating from S&P (or any replacement Rating Agency therefor) of the Notes is decreased to a rating set forth in the immediately following table, the interest rate on this Note will increase such that it will equal the interest rate payable on this Note on the date of its initial issuance plus the percentage set forth opposite such rating in the immediately following table, plus any applicable percentage from the immediately preceding paragraph that is then in effect.

S&P Rating*	Percentage rate interest increase on this Note
BB+	0.250%
BB	0.500%
BB-	0.750%
B+ or below	1.000%
*Including the equivalent ratings, in the case of either any replacement Rating Agency or under any successor rating categories of S&P.
Notwithstanding the foregoing, following any such increase in the interest rate on this Note pursuant to either or both of the paragraphs above:
(1) If Moody’s or S&P (or, in each case, any replacement Rating Agency therefor), as the case may be, subsequently increases its rating of the Notes to any of the threshold ratings set forth above, the interest rate on this Note will be decreased such that the interest rate for this Note equals the interest rate payable on this Note on the date of its initial issuance plus the applicable percentages set forth opposite the ratings in the tables above in effect immediately following the increase in rating;
(2)  If Moody’s or S&P (or, in each case, any replacement Rating Agency therefor) subsequently increases its rating of the Notes to an Investment Grade Rating, the interest rate on this Note will be decreased to the interest rate payable on this Note on the date of its initial issuance; and
(3)  The interest rates on this Note will permanently cease to be subject to any upward adjustment described above (notwithstanding any subsequent downgrade in the ratings by either or both of Moody’s or S&P) if the Notes become rated Baa1 and BBB+ (or the equivalent of any such rating, in the case of any replacement Rating Agency) or higher by Moody’s and S&P (or, in each case, any replacement Rating Agency therefor), respectively (or one of these ratings if the Notes are only rated by one such Rating Agency).
Each adjustment required by any decrease or increase in a rating set forth above (or an equivalent rating, in either case of any replacement Rating Agency or under any successor rating categories of Moody’s or S&P, as the case may be), whether occasioned by the action of Moody’s or S&P (or, in each case, any replacement Rating Agency therefor), shall be made independent of any and all other adjustments; provided, however, notwithstanding any of the foregoing provisions in this section to the contrary, in no event shall (1) the interest rate for this Note be reduced to below the interest rate payable on this Note on the date of its initial issuance or (2) the total increase in the interest rate on this Note exceed 2.000% per annum above the interest rate payable on this Note on the date of its initial issuance.
Except as provided in this paragraph and the immediately following paragraph, no adjustments in the interest rate of this Note shall be made solely as a result of Moody’s or S&P (or, in each case, any replacement Rating Agency therefor) ceasing to provide a rating of the Notes. If at any time fewer than both Moody’s and S&P provide a rating of the Notes for any reason beyond the Company’s control, the Company will use commercially reasonable efforts to obtain a rating of the Notes from a replacement Rating Agency, to the extent one exists, and if a replacement Rating Agency exists, for purposes of determining any increase or decrease in the interest rate on this Note pursuant to the tables above:
(1)  such other Rating Agency will be substituted for the last Rating Agency to provide a rating of the Notes, but which has since ceased to provide such rating;
(2)  the relative rating scale used by such other Rating Agency to assign ratings to senior unsecured debt will be determined in good faith by an independent investment banking institution of national standing appointed by the Company and, for purposes of determining the applicable ratings included in the applicable table above with respect to such substitute Rating Agency, such ratings will be deemed to be the equivalent ratings used by Moody’s or S&P, as applicable, in such table; and
(3)  the interest rate on this Note will increase or decrease, as the case may be, such that the interest rate equals the interest rate payable on this Note on the date of its initial issuance plus the appropriate percentage, if any, set forth opposite the rating from such other Rating Agency in the applicable table above (taking into account the provisions of clause (2) above) (plus any applicable percentage resulting from a decreased rating by the other Rating Agency).
For so long as only one of Moody’s or S&P (or, in each case, any replacement Rating Agency therefor) provides a rating of the Notes, any subsequent increase or decrease in the interest rate of this Note necessitated by a reduction or increase in the rating by such Rating Agency providing the rating shall be twice the applicable percentage set forth in the applicable table above. For so long as none of Moody’s or S&P (or, in each case, any replacement Rating Agency therefor) provides a rating of the Notes, the interest rate on this Note will increase to, or remain at, as the case may be, 2.000% per annum above the interest rate payable on this Note on the date of its initial issuance. If Moody’s or S&P ceases to rate the Notes for reasons within the Company’s control or ceases to make a rating of the Notes publicly available for reasons within the Company’s control, the Company will not be entitled to obtain a rating from any replacement Rating Agency therefor and the increase or decrease in the interest rate of this Note shall be determined in the manner described above as if either only one or none of Moody’s or S&P (or, in each case, any replacement Rating Agency therefor) provides a rating of the Notes.
Any interest rate increase or decrease described above will take effect from the first day of the interest period commencing after the date on which a rating change occurs that requires an adjustment in the interest rate. As such, interest will not accrue at such increased or decreased rate until the next interest payment date following the date on which the rating change occurs. If Moody’s or S&P (or, in each case, any replacement Rating Agency therefor) changes its rating of the Notes more than once during any particular interest period, the last such change by such agency will control for purposes of any interest rate increase or decrease with respect to this Note described above relating to such Rating Agency’s action.
If the interest rate payable on this Note is increased as described above, the term “interest”, as used with respect to this Note, will be deemed to include any such additional interest unless the context otherwise requires.

The interest rate and the amount of interest payable on this Note will be determined and calculated by the Company. Accordingly, the trustee shall not be responsible for making such determination or calculation or for monitoring the ratings of the Notes. The Company shall notify the Trustee, in writing, of any adjustment to the interest rate of the Notes at least three Business Days prior to the interest payment date on which the Company is required to pay interest at such adjusted interest rate.
Provisions Applicable To Both Fixed Rate Notes And Floating Rate Notes:
The interest so payable on any Interest Payment Date will, subject to certain exceptions in the Indenture hereinafter referred to, be paid to the person in whose name this Note is registered at the close of business on the Regular Record Date (as defined below) immediately preceding such Interest Payment Date or, if the Interest Payment Date is the Maturity Date or the date of earlier redemption or repayment, to the person in whose name this Note is registered at the close of business on the Maturity Date or such earlier date of redemption or repayment; provided, however, that if the Original Issue Date is between a Regular Record Date and an Interest Payment Date or on an Interest Payment Date, interest for the period from and including the Original Issue Date to, but excluding, the Interest Payment Date relating to such Regular Record Date shall be paid on the next succeeding Interest Payment Date to the person in whose name this Note is registered on the close of business on the Regular Record Date preceding such Interest Payment Date. If this Note bears interest at a Fixed Rate, as specified above, unless otherwise specified above, the “Regular Record Date” with respect to any Interest Payment Date shall be the 24th day of May and the 23rd day of November, whether or not a Business Day, immediately preceding the related Interest Payment Date. If this Note bears interest at a Floating Rate, as specified above, the “Regular Record Date” with respect to any Interest Payment Date shall be the fifteenth calendar day next preceding such Interest Payment Date, whether or not such date shall be a Business Day.
Payment of principal, premium, if any, and interest in respect of this Note due on the Maturity Date or any earlier redemption or repayment date will be made in immediately available funds upon presentation and surrender of this Note; provided, however, that if a Specified Currency is specified above and such payment is to be made in such Specified Currency in accordance with the provisions set forth below, such payment will be made by wire transfer of immediately available funds to an account with a bank designated by the Holder hereof at least 15 calendar days prior to the Maturity Date or such earlier redemption or repayment date, as the case may be, provided that such bank has appropriate facilities therefor and that this Note is presented and surrendered at the Place of Payment specified above in time for the Trustee to make such payment in such funds in accordance with its normal procedures. Payment of interest due on any Interest Payment Date, other than the Maturity Date or any earlier redemption or repayment date, will be made at the Place of Payment specified above.
Whenever in this Note or in the Indenture there is a reference, in any context, to the payment of the principal of, or interest, if any, on, or in respect of, the Notes, such payment shall be deemed to include the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect of such payment pursuant to the provisions hereof or thereof and express mention of the payment of Additional Amounts (if applicable) in any provision hereof or thereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.
The Company is obligated to make payment of principal, premium, if any, and interest in respect of this Note in United States dollars or, if a Specified Currency is indicated above, in such Specified Currency (or, if such Specified Currency is not at the time of such payment legal tender for the payment of public and private debts of the country issuing such currency or, in the case of the Euro, in the member states of the European Union that have adopted the single currency in accordance with the Treaty Establishing the European Community, as amended by the Treaty on European Union, such other currency which is then such legal tender in such country or in the adopting member states of the European Union, as the case may be). If a Specified Currency is specified above, except as otherwise provided below, any such amounts so payable by the Company will be converted by a New York clearing house bank designated by the Company (the “Exchange Rate Agent”) into United States dollars for payment to the Holder of this Note.
If a Specified Currency is specified above, the Holder of this Note may elect to receive any amount payable hereunder in such Specified Currency. If the Holder of this Note shall not have duly made an election to receive all or a specified portion of any payment of principal, premium, if any, and/or interest in respect of this Note in such Specified Currency, any United States dollar amount to be received by the Holder of this Note will be based on the highest bid quotation in the City of New York received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of whom may be the Exchange Rate Agent) selected by the Exchange Rate Agent and approved by the Company for the purchase by the quoting dealer of the Specified Currency for United States dollars for settlement on such payment date in the aggregate amount of the Specified Currency payable to all Holders of Notes scheduled to receive United States dollar payments and at which the applicable dealer commits to execute a contract. All currency exchange costs will be borne by the Holder of this Note by deductions from such payments. If three such bid quotations are not available, payments on this Note will be made in the Specified Currency.
If a Specified Currency is specified above, the Holder of this Note may elect to receive all or a specified portion of any payment of principal, premium, if any, and/or interest in respect of this Note in such Specified Currency by submitting a written request for such payment to the Trustee at the Place of Payment on or prior to the applicable Record Date or at least 15 calendar days prior to the Maturity Date (or any earlier redemption or repayment date), as the case may be. Such written request may be mailed or hand delivered or sent by facsimile transmission. The Holder of this Note may elect to receive all or a specified portion of all future payments in the Specified Currency in respect of such principal, premium, if any, and/or interest and need not file a separate election for each payment. Such election will remain in effect until revoked by written notice to the Trustee, but written notice of any such revocation must be received by the Trustee on or prior to the applicable Record Date or at least 15 calendar days prior to the Maturity Date (or any earlier redemption or repayment date), as the case may be.

If a Specified Currency is specified above and the Holder of this Note shall have duly made an election to receive all or a specified portion of any payment of principal, premium, if any, and/or interest in respect of this Note in such Specified Currency, but such Specified Currency is not available for such payment due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company will be entitled to satisfy its obligations to the Holder of this Note by making such payment in United States dollars on the basis of the Market Exchange Rate (as defined below) determined by the Exchange Rate Agent on the second Business Day prior to such payment date or, if such Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate on or before the date on which such payment is due. The “Market Exchange Rate” for the Specified Currency means the noon dollar buying rate in the City of New York for cable transfers of the Specified Currency as certified for customs purposes (or, if not so certified, as otherwise determined) by the Federal Reserve Bank of New York. Any payment made in United States dollars under such circumstances shall not constitute an Event of Default (as defined in the Indenture).
All determinations referred to above made by the Exchange Rate Agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder of this Note.
In case an Event of Default (as defined in the Indenture) with respect to Notes of this series shall occur and be continuing, the principal amount (or, if the Note is an Original Issue Discount Note, such lesser portion of the principal amount as may be applicable) of the Notes of this series may be declared due and payable, and, with respect to certain Events of Default, shall automatically become due and payable, in each case in the manner and with the effect provided in the Indenture. If this Note is an Original Issue Discount Note, in the event of an acceleration of the Maturity Date hereof, the amount payable to the Holder of this Note upon such acceleration will be determined by this Note but will be an amount less than the amount payable at the Maturity Date of this Note.
The Indenture permits, with certain exceptions as therein provided, the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Securities (as defined in the Indenture) of each series to be affected by such modification under the Indenture at any time by the Company and the Guarantor with the consent of the holders of not less than a majority in aggregate principal amount of the Outstanding Securities (as defined in the Indenture) of each series to be affected by such modification. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Outstanding Securities of each series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company and the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.
This Note is issuable only in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof or other Authorized Denomination specified above.
As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered in the Security Register of this series upon surrender of this Note for registration of transfer at the Place of Payment specified above, duly endorsed by or accompanied by, a written instrument of transfer in form satisfactory to the Company and the Trustee, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon a new Note or Notes of this series of Authorized Denomination and for the same aggregate principal amount, with the Guarantee endorsed thereon, will be issued to the designated transferee or transferees.
No service charge shall be made for any such registration of transfer, exchange or redemption of the Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
The Trustee, and any agent of the Company or the Trustee may treat the person in whose name this Note is registered in the Security Register as the owner of this Note for all purposes (other than for the determination of any Additional Amounts payable) and neither the Company nor the Trustee nor any such agent shall be affected by any notice to the contrary.
If so specified above, this Note will be redeemable at the Company’s option on or after May 8, 2025 (one month prior to the Maturity Date) (the “Par Call Date”) at a redemption price equal to 100% of the principal amount of this Note, together with accrued interest to, but excluding, the date of redemption. This Note will not be subject to any sinking fund. If so redeemable, the Company may redeem this Note either in whole or from time to time in part, upon not less than 15, nor more than 45, days’ notice before the date of redemption. If less than all of the Notes with like tenor and terms are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.
If so specified above, this Note will be subject to redemption at the option of the Company, in whole or in part, at any time and from time to time prior to the Par Call Date at a redemption price equal to the greater of (i) 100% of the principal amount of this Note to be redeemed, and (ii) as determined by the Quotation Agent (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest on this Note to be redeemed that would be due if this Note matured on the Par Call Date (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 45 basis points, plus accrued interest on the principal amount redeemed to, but not including, the date of redemption.
If any redemption date falls on a day that is not a Business Day, the related payment of the redemption price and interest will be made on the next Business Day as if it were made on the date such payment was due, and no interest will accrue on the amounts so payable for the period from and after such date to the next Business Day.
“Comparable Treasury Issue” means the U.S. Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed (assuming for this purpose the Notes matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes to the Par Call Date.
“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if fewer than five such Reference Treasury Dealer Quotations are obtained by the Quotation Agent, the average of all such quotations.
“Quotation Agent” means the Reference Treasury Dealer appointed by the Company.
“Reference Treasury Dealer” means (1) each of Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and TD Securities (USA) LLC (and their respective successors), and (2) two other nationally recognized investment banking firms that are Primary Treasury Dealers specified from time to time by the Company; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall substitute therefor another Primary Treasury Dealer.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.
“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield-to-maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.
Notice of any redemption will be delivered at least 15 days but not more than 45 days before the redemption date to the Holder hereof at its address as such address shall appear in the Security Register of the Company, except that redemption notices may be provided more than 45 days prior to the redemption date if the notice is issued in connection with the defeasance or discharge of the Notes and/or the Indenture. Unless the Company defaults in the payment of the redemption price on and after the redemption date, interest will cease to accrue on the principal amount of this Note called for redemption. Notwithstanding anything to the contrary in the foregoing, notice of any redemption to the Holder hereof may, in the Company’s discretion, be subject to one or more conditions precedent, including completion of a corporate transaction. In such event, the related notice of redemption will describe each such condition and, if applicable, will state that, in the Company’s discretion, the date of redemption may be delayed until such time as any or all such conditions shall be satisfied or waived, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the date of redemption, or by the date of redemption as so delayed.
Subject to Section 403 of the Indenture, if an HDI Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its option to redeem this Note as described above, the Company will be required to make an offer (the “Change of Control Offer”) to each Holder of the Notes to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Notes on the terms set forth herein. In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to the date of repurchase (the “Change of Control Payment”).
Subject to Section 403 of the Indenture, within 30 days following any HDI Change of Control Triggering Event or, at the Company’s option, prior to any HDI Change of Control (as defined below), but after public announcement by HDI (as defined below) of the transaction that constitutes, or would constitute upon consummation thereof, an HDI Change of Control, a notice will be delivered to Holders of the Notes describing the transaction that constitutes, or would constitute upon consummation thereof, the HDI Change of Control Triggering Event and offering to repurchase such Notes on the date specified in the notice. Such date will be no earlier than 15 days and no later than 45 days from the date such notice is delivered, other than as may be required by law (the “Change of Control Payment Date”). The notice will, if delivered prior to the date of consummation of the HDI Change of Control, state that the offer to purchase is conditioned on the HDI Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.
If any Change of Control Payment Date falls on a day that is not a Business Day, the related payment of the Change of Control Payment will be made on the next Business Day as if it were made on the date such payment was due, and no interest will accrue on the amounts so payable for the period from and after such date to the next Business Day.
On the Change of Control Payment Date, the Company will, to the extent lawful, (i) accept for payment all Notes or portions of Notes properly tendered and not validly withdrawn pursuant to the Change of Control Offer; (ii) deposit with the paying agent an amount equal to the Change of Control Payment in respect of all such Notes or portions of Notes properly tendered and not validly withdrawn; and (iii) deliver or cause to be delivered to the Trustee such Notes properly accepted together with a Company Officers’ Certificate (as defined in the Indenture) stating the aggregate principal amount of such Notes or portions of Notes being repurchased.
The Company will not be required to comply with the obligations relating to repurchasing the Notes if a third-party instead satisfies them.
The Company must comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations applicable to the repurchase of the Notes. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company will comply with those securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such compliance.

If Holders of not less than 95% in aggregate principal amount of the outstanding Notes properly tender and do not validly withdraw such amount of the Notes in a Change of Control Offer, and the Company, or any third-party making an offer to purchase the Notes in connection with an HDI Change of Control Triggering Event in lieu of the Company, purchase such amount of the Notes properly tendered and not validly withdrawn by such Holders, then the Company will have the right, upon notice described above, given not more than 30 days following the Change of Control Payment Date, to redeem all (but not less than all) of the Notes that remain outstanding following such purchase at a redemption price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the redemption date (subject to the right of Holders of record as of the close of business on the relevant Regular Record Date to receive interest on the applicable Interest Payment Date). If the redemption date falls on a day that is not a Business Day, the related payment of the redemption price and interest will be made on the next Business Day as if it were made on the date such payment was due, and no interest will accrue on the amounts so payable for the period from and after such date to the next Business Day.
For purposes of the Change of Control Offer provisions of the Notes, the following terms will be applicable:
“Below Investment Grade Rating Event” means the Notes cease to be rated an Investment Grade Rating by each of the Rating Agencies on any day within the 60-day period after the earlier of (1) the occurrence of an HDI Change of Control and (2) the first public announcement by Harley-Davidson, Inc. (“HDI”) of the intention of HDI to effect an HDI Change of Control (which 60-day period will be extended for so long as any of the Rating Agencies has publicly announced that it is considering a possible downgrade of the rating of the notes of such series); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular HDI Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of HDI Change of Control Triggering Event hereunder) if any of the Rating Agencies making the reduction in rating to which this definition would otherwise apply does not announce or publicly confirm or inform the Company in writing at the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable HDI Change of Control (whether or not the applicable HDI Change of Control shall have occurred at the time of the Below Investment Grade Rating Event). The Trustee has no obligation to monitor the ratings of the Notes for purposes of determining the occurrence of a Below Investment Grade Rating Event.
“Fitch” means Fitch Ratings, Inc. and its successors.
“HDI Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than HDI or one of its subsidiaries, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Voting Stock of HDI or other Voting Stock into which the Voting Stock of HDI is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; or (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation or as a pledge for security purposes only), in one or a series of related transactions, of all or substantially all of the assets of HDI and the assets of the subsidiaries of HDI, taken as a whole, to one or more “persons” (as that term is defined in the Indenture), other than HDI or one of its subsidiaries and other than any such transaction or series of related transactions where holders of Voting Stock of HDI outstanding immediately prior thereto hold voting stock of the transferee person representing a majority of the voting power of the transferee person’s voting stock immediately after giving effect thereto. Notwithstanding the foregoing, a transaction will not be deemed to be an HDI Change of Control if (1) HDI becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Voting Stock of HDI immediately prior to that transaction or (B) immediately following that transaction no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.
“HDI Change of Control Triggering Event” means the occurrence of both an HDI Change of Control and a Below Investment Grade Rating Event. Notwithstanding anything to the contrary, no HDI Change of Control Triggering Event will be deemed to have occurred in connection with any particular HDI Change of Control unless and until such HDI Change of Control has actually been consummated.
“Investment Grade Rating” means a rating equal to or higher than Baa3 by Moody’s (or its equivalent under any successor rating category of Moody’s), BBB− by S&P (or its equivalent under any successor rating category of S&P) and BBB− by Fitch (or its equivalent under any successor rating category of Fitch), and the equivalent investment grade credit rating from any replacement Rating Agency or Rating Agencies selected by the Company.
“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.
“Rating Agencies” means (1) each of Moody’s, S&P and Fitch, and (2) if any of Moody’s, S&P or Fitch (or in each case any replacement thereof appointed pursuant to this definition) ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” as defined under Section 3(a)(62) of the Exchange Act selected by the Company as a replacement agency for Moody’s, S&P and/or Fitch, as the case may be; provided that the Company shall give notice of any such replacement to the Trustee.
“S&P” means S&P Global Ratings, a division of S&P Global Inc. and its successors.
“Voting Stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act), as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

In lieu of Section 1005 of the Indenture, the following covenant shall apply:
Limitation on Liens. The Company and the Guarantor will not, nor will they permit any Subsidiary of the Company or the Guarantor to, issue or assume any Indebtedness secured by a Lien upon any Property (now owned or hereinafter acquired) of the Company or the Guarantor or any such Subsidiary without in any such case effectively providing concurrently with the issuance or assumption of any such Indebtedness that the Notes (together with, if the Company or the Guarantor shall so determine, any other Indebtedness of the Company or the Guarantor or any such Subsidiary ranking equally with the Notes then existing or thereafter created) shall be secured equally and ratably with such Indebtedness. The restrictions set forth in the immediately preceding sentence will not, however, apply if the aggregate amount of Indebtedness issued or assumed by the Company, the Guarantor or such Subsidiaries and so secured by Liens, together with all other Indebtedness of the Company, the Guarantor or such Subsidiaries which (if originally issued or assumed at such time) would otherwise be subject to such restrictions, but not including Indebtedness permitted to be secured under clauses (i) through (xv) of the immediately following paragraph, does not at the time such secured Indebtedness is incurred exceed 15% of the applicable Consolidated Net Tangible Assets.
The restrictions set forth above shall not apply to Indebtedness secured by:
(i) Liens existing on the date of the original issuance of the Notes;
(ii) Liens on any Property of any company existing at the time such company becomes a Subsidiary of the Company or the Guarantor, which Liens are not created in contemplation of such company becoming a Subsidiary of the Company or the Guarantor;
(iii) Liens on any Property existing at the time such Property is acquired by the Company, the Guarantor or a Subsidiary of the Company or the Guarantor, or Liens to secure the payment of all or any part of the purchase price of such Property upon the acquisition of such Property by the Company, the Guarantor or a Subsidiary of the Company or the Guarantor or to secure any Indebtedness incurred prior to, at the time of, or within 180 days after, the later of the date of acquisition of such Property and the date such Property is placed in service, for the purpose of financing all or any part of the purchase price thereof, or Liens to secure any Indebtedness incurred for the purpose of financing the cost to the Company, the Guarantor or a Subsidiary of the Company or the Guarantor of improvements to such acquired Property or to secure any Indebtedness incurred for the purpose of financing all or any part of the purchase price of the cost of construction of the Property subject to such Liens;
(iv) Liens securing any Indebtedness of the Company, a Subsidiary of the Company or the Guarantor owing to the Company, the Guarantor or to another Subsidiary of the Company or the Guarantor;
(v) Liens created in connection with a securitization or other asset-based financing;
(vi) Liens with respect to the payment of taxes, assessments or governmental charges in all cases which are not yet due or which are being contested in good faith;

(vii) statutory Liens of landlords and Liens of suppliers, mechanics, carriers, materialmen, warehousemen or workmen and other similar Liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith;
(viii) Liens incurred or deposits made in the ordinary course of business in connection with worker’s compensation, unemployment insurance or other types of social security benefits or to secure the performance of bids, tenders, sales, contracts (other than for the repayment of borrowed money), surety, appeal and performance bonds;
(ix) Liens arising with respect to zoning restrictions, easements, licenses, reservations, covenants, rights-of-way, utility easements, building restrictions and other similar charges or encumbrances on the use of real property which do not interfere with the ordinary conduct of the business of the Company, the Guarantor or any of their respective Subsidiaries;
(x) Liens of attachment or judgment with respect to judgments, writs or warrants of attachment, or similar process against the Company, the Guarantor or any of their respective Subsidiaries;
(xi) Liens arising from leases, subleases or licenses granted to others which do not interfere in any material respect with the business of the Company, the Guarantor or any of their respective Subsidiaries;
(xii) any interest or title of the lessor in the Property subject to any operating lease (as determined in accordance with GAAP as in effect as of the date of the Indenture without giving effect to any subsequent change thereto) entered into by the Company, the Guarantor or any of their respective Subsidiaries in the ordinary course of business;
(xiii) Liens, if any, in connection with any sale/leaseback transaction;
(xiv) Liens on assets pledged in respect of Indebtedness that has been defeased in accordance with the provisions thereof through the deposit of cash, cash equivalents or marketable securities (it being understood that cash collateral shall be deemed to include cash deposited with a trustee with respect to third party indebtedness); and
(xv) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any Lien referred to in the foregoing clauses (i) - (xiv); provided, however, that such new Lien is limited to the Property which was subject to the prior Lien immediately before such extension, renewal or replacement, and provided, further, that the principal amount of Indebtedness secured by the prior Lien immediately before such extension, renewal or replacement is not increased.
The Company may “reopen” a previously issued tranche of Notes and issue additional Notes of such tranche or establish additional terms of such tranche or issue notes with the same terms as previously issued Notes (except for the Original Issue Date, Issue Price and, if applicable, the initial Interest Payment Date).

The Company may at any time purchase this Note at any price in the open market or otherwise. Notes so purchased by the Company may be held or resold or, at the discretion of the Company, may be surrendered to the Trustee for cancellation.
For the avoidance of doubt, Article 4 of the Indenture, including without limitation Section 403 thereof, shall apply to the Notes.
No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligations of the Company and the Guarantor, which are absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note, at the times, place and rate, and in the coin or currency, herein and in the Indenture prescribed.
This Note shall be governed by and construed in accordance with the laws of the State of New York.
By acceptance of this Note, the Holder hereof agrees to be bound by the provisions of the Indenture. Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture. Facsimile signatures for the purposes of the Indenture are intended to include electronic signatures (including DocuSign). This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee under the Indenture.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or by facsimile by an authorized signatory.

HARLEY-DAVIDSON FINANCIAL SERVICES, INC.

By: /s/ James Darrell Thomas
Name: James Darrell Thomas
Title: Vice President, Chief Financial
        Officer and Treasurer

By: /s/ Perry A. Glassgow
Name: Perry A. Glassgow
Title: Vice President and Assistant Treasurer

Dated: June 8, 2020
TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee
By: /s/ Authorized Signatory
Authorized Signatory

GUARANTEE
For value received, undersigned hereby fully, irrevocably and unconditionally guarantees, pursuant to the terms of the Guarantee contained in Article Fourteen of the Indenture, to the Holder of this Note and to the Trustee, on behalf of the Holder, the due and punctual payment of the principal of, and any premium, interest and any Additional Amounts on, this Note, when and as the same shall become due and payable, whether at the stated maturity, by declaration of acceleration, call for redemption or otherwise, in accordance with the terms of this Note and the Indenture. This Guarantee will not be valid or obligatory for any purpose until the Trustee duly executes the certificate of authentication on the Note upon which this Guarantee is endorsed.

Dated: June 8, 2020
HARLEY-DAVIDSON CREDIT CORP.,
a Nevada corporation

By: /s/ James Darrell Thomas Name: James Darrell Thomas Title: Vice President, Chief Financial Officer and Treasurer

Attest:

By: /s/ Perry A. Glassgow Name: Perry A. Glassgow Title: Vice President and Assistant Secretary

ABBREVIATIONS
The following abbreviations, when used in the inscription on this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT - _______ Custodian ______ (Cust) (Minor)
TEN ENT - as tenants by the entireties	under Uniform Gifts to Minors Act
JT TEN - as joint tenants with right of survivorship and not as tenant in common	(State)
Additional abbreviations may also be used though not in the above list.

ASSIGNMENT
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:
(Please insert social security or other identifying number of assignee)

(Name and address of assignee, including zip code,
must be printed or typewritten)
the within Note, and all rights thereunder, hereby irrevocably constituting and appointing ___________________________________________ attorney to transfer said Note on the books of the within Company, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as it appears upon the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed.
SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO SEC RULE 17Ad-15.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The following increases or decreases in this Global Note have been made

Date of Exchange	Amount of increase in Principal Amount of this Global Note	Amount of decrease in Principal Amount of this Global Note	Principal Amount of this Global Note following each decrease or increase	Signature of authorized signatory of Trustee

HARLEY-DAVIDSON FINANCIAL SERVICES, INC.
3.350% MEDIUM-TERM NOTES DUE 2025
Fully and Unconditionally Guaranteed
by Harley-Davidson Credit Corp.
THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY (AS DEFINED IN THE INDENTURE) OR A NOMINEE THEREOF. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY, OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY, OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION, AND, ACCORDINGLY, NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY OTHER APPLICABLE JURISDICTION. BY ITS ACCEPTANCE HEREOF, THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION

DATE”) WHICH IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS IN OFFSHORE TRANSACTIONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN ACCREDITED INVESTOR WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 OF REGULATION D UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSES (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY BE COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.
THE HOLDER OF THIS SECURITY WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH ABOVE.
THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR DEFINITIVE NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON.
PRIOR TO EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT), THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES (AS DEFINED IN REGULATION S) OR TO, OR FOR THE ACCOUNT

OR BENEFIT OF, A U.S. PERSON (AS DEFINED IN REGULATION S), UNLESS SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT.
HARLEY-DAVIDSON FINANCIAL SERVICES, INC.
3.350% MEDIUM-TERM NOTES DUE 2025
Fully and Unconditionally Guaranteed
by Harley-Davidson Credit Corp.
No. S001  Principal Amount $39,072,000
CUSIP No. U24652AT3      as revised by the Schedule of
ISIN USU24652AT35  Increases and Decreases in Global
Common Code No. 216455550   Note attached hereto

Issue Price: 99.863%	Maturity Date: June 8, 2025
Original Issue Date: June 8, 2020	Index Maturity:
[ ] Original Issue Discount Note
Total Amount of OID:
Yield to Maturity: %
Initial Accrual Period OID:
[X] Fixed Rate
Interest Rate: 3.350%
[ ] Floating Rate
Interest Rate Basis:
___ CD Rate	Specified Currency (if other than U.S. dollars): N/A
___ CMT Rate [ ] CMT Reuters Page FRBCMT:
[ ] CMT Reuters Page FEDCMT:	Option To Receive Payments In Specified Currency (non-U.S. dollar denominated Note): N/A
___ Commercial Paper Rate
___ Federal Funds Rate
___ LIBOR	Authorized Denomination: Minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof

___ Prime Rate	Place of Payment (if other than as set forth in the Indenture): N/A
___ Treasury Rate
___ Other
Spread (Plus Or Minus):	Initial Redemption Date:
Initial Redemption Percentage:

Annual Redemption Percentage Reduction:
Repayment Date:
Spread Multiplier: %	Renewable: [ ] Yes [ ] No
Extendible: [ ] Yes [ ] No
Interest Category:
[ ] Regular Floating Rate Note	Final Maturity Date:
[ ] Floating Rate/Fixed Rate Note Fixed Rate Commencement Date:
Fixed Interest Rate: %
[ ] Inverse Floating Rate Note	Initial Interest Rate:
Initial Interest Reset Date:	Maximum Interest Rate: %
Interest Reset Dates:	Minimum Interest Rate: %
Interest Payment Dates (in the case of a Floating Rate Note and, in the case of a Fixed Rate Note, other than as set forth below): N/A
Regular Record Dates (if other than as set forth below): N/A
Interest Determination Dates (if other than as set forth below): N/A
Additional Amounts applicable for Company:
[ ] Yes
[X] No
Additional Amounts applicable for Guarantor:
[ ] Yes
[X] No
Addendum Attached	Other Provisions: The interest rate adjustment provisions described below under “Interest Rate Adjustment Based on Certain Rating Events” and optional redemption provisions described below shall apply to the Note.
[ ] Yes
[X] No
Authorized Denomination (only if non-U.S. dollar denominated Note): N/A
Calculation Agent (if other than the Trustee): N/A
Interest Payment Period: N/A

Harley-Davidson Financial Services, Inc., a corporation duly organized under the laws of the State of Delaware (herein called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the Principal Amount specified above, as revised by the Schedule of Increases and Decreases in the Global Note attached hereto, on the Maturity Date specified above and to pay to the registered holder of this Note (the “Holder”) interest on said Principal Amount at a rate per annum specified above, subject to adjustment as set forth under “Interest Rate Adjustment Based on Certain Rating Events,” and upon the terms provided below under either the heading “Provisions Applicable to Fixed Rate Notes Only” or “Provisions Applicable to Floating Rate Notes Only.”
This Note is one of the Company’s duly authorized issue of notes in the series titled 3.350% Medium-Term Notes due 2025 (herein referred to as the “Notes”), all issued or to be issued under an indenture, dated as of March 4, 2011 (as may be supplemented from time to time, the “Indenture”), among the Company, Harley-Davidson Credit Corp. (the “Guarantor”) and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Company, the Guarantor and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes of this series are limited (except as otherwise provided in the Indenture) to the aggregate principal amount established from time to time by the Company Board of Directors. The Notes of this series may be issued at various times with different maturity dates and different principal repayment provisions, may bear interest at different rates and may otherwise vary, all as provided in the Indenture. The Notes of this series may be subject to redemption upon notice and in accordance with the provisions of this Note and the Indenture. The Company and the Guarantor may defease the Notes of this series in accordance with the provisions of the Indenture.
To secure the due and punctual payment of principal, any premium, any interest and Additional Amounts (as defined in the Indenture) on this Note by the Company under the Indenture, when and as the same shall become due and payable, whether at the Maturity Date, by declaration of acceleration, call for redemption or otherwise, the Guarantor has unconditionally guaranteed this Note pursuant to the terms of the Guarantee endorsed hereon and in Section 1401 of the Indenture (the “Guarantee”).
As used herein, the term “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in the City of New York; provided, however, that if a Specified Currency is specified above, the day is also not a day on which commercial banks are authorized or required by law, regulation or executive order to close in the Principal Financial Center (as defined below) of the country issuing such Specified Currency or, if such Specified Currency is the Euro, the day is also a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open; provided further that if LIBOR is indicated above to be an applicable Interest Rate Basis, the day is also a London Banking Day (as defined below).

“Principal Financial Center” means, unless otherwise provided in this Note, the capital city of the country issuing the Specified Currency; except that with respect to United States dollars, Australian dollars, Canadian dollars, South African rand and Swiss francs, the “Principal Financial Center” will be the City of New York, Sydney and (solely in the case of the Specified Currency) Melbourne, Toronto, Johannesburg and Zurich, respectively.
“London Banking Day” means a day on which commercial banks are open for business, including dealings in U.S. dollars, in London.
Provisions Applicable To Fixed Rate Notes Only:
If the “Fixed Rate” line above is checked, unless otherwise specified above, the Company will pay interest semiannually on June 8 and December 8 of each year (each such date fixed for the payment of interest, an “Interest Payment Date”) commencing on December 8, 2020, and ending on the Maturity Date or upon earlier redemption or repayment to the person to whom principal is payable. Interest shall accrue from the Original Issue Date, or from the most recent Interest Payment Date to which interest has been paid or duly provided for on this Note to, but excluding, the next following Interest Payment Date, Maturity Date, or earlier date of redemption or repayment, as the case may be. Interest on Fixed Rate Notes will be computed by the Company on the basis of a 360-day year consisting of twelve 30-day months.
If any Interest Payment Date or the Maturity Date (or the date of earlier redemption or repayment) of this Fixed Rate Note falls on a day that is not a Business Day, the payment will be made on the next Business Day as if it were made on the date such payment was due, and no interest will accrue on the amount so payable for the period from and after such Interest Payment Date or the Maturity Date (or the date of earlier redemption or repayment), as the case may be.
Provisions Applicable To Floating Rate Notes Only:
If the “Floating Rate” line above is checked, the Company will pay interest on the Interest Payment Dates shown specified above at the Initial Interest Rate specified above until the first Interest Reset Date specified above following the Original Issue Date specified above and thereafter at a rate determined in accordance with the provisions hereinafter set forth under the headings “Determination of CD Rate,” “Determination of CMT Rate,” “Determination of Commercial Paper Rate,” “Determination of Federal Funds Rate,” “Determination of LIBOR,” “Determination of Prime Rate” or “Determination of Treasury Rate,” depending on whether the Interest Rate Basis is the CD Rate, the CMT Rate, the Commercial Paper Rate, the Federal Funds Rate, LIBOR, the Prime Rate, the Treasury Rate or other Interest Rate Basis.
An interest payment shall be the amount of interest accrued from and including the Original Issue Date, or from and including the last Interest Payment Date to which interest has been paid, to, but excluding, the next following Interest Payment Date, Maturity Date, or date of earlier redemption or repayment, as the case may be (an “Interest Period”). Notwithstanding any provision herein to the contrary, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified above.

If any Interest Payment Date for any Floating Rate Note, other than an Interest Payment Date at maturity, would fall on a day that is not a Business Day, such Interest Payment Date will be the following day that is a Business Day, and interest will continue to accrue to the following Business Day, except that if LIBOR is the applicable Interest Rate Basis, if such Business Day is in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding day that is a Business Day. If the Maturity Date (or date of earlier redemption or repayment) of any Floating Rate Note would fall on a day that is not a Business Day, the payment of interest and principal (and premium, if any) may be made on the next succeeding Business Day, and no interest on such payment will accrue for the period from and after the Maturity Date (or the date of earlier redemption or repayment).
Commencing with the first Interest Reset Date specified above following the Original Issue Date, the rate at which interest on this Note is payable shall be adjusted daily, weekly, monthly, quarterly, semi-annually or annually as specified above under “Interest Reset Dates.”
The interest rate borne by this Note will be determined as follows:
(i) Unless the Interest Category of this Note is specified above as a “Floating Rate/Fixed Rate Note” or an “Inverse Floating Rate Note” or in the event either “Other Provisions” or an Addendum hereto applies, in each case, relating to a different interest rate formula, this Note shall be designated as a “Regular Floating Rate Note” and, except as set forth below or specified above under “Other Provisions” or in an Addendum hereto, shall bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases (a) plus or minus the applicable Spread, if any, and/or (b) multiplied by the applicable Spread Multiplier, if any; in each case as specified above. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note shall be payable shall be reset as of each Interest Reset Date specified above; provided, however, that the interest rate in effect for the period, if any, from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate.
(ii) If the Interest Category of this Note is specified above as a “Floating Rate/Fixed Rate Note” then, except as set forth below or specified above under “Other Provisions” or in an Addendum hereto, this Note shall bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases (a) plus or minus the applicable Spread, if any, and/or (b) multiplied by the Spread Multiplier, if any, in each case as specified above. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note shall be payable shall be reset as of each Interest Reset Date; provided, however, that (y) the interest rate in effect for the period, if any, from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate and (z) the interest rate in effect for the period commencing on, and including, the Fixed Rate Commencement Date specified above to the Maturity Date (or date of earlier redemption or repayment) shall be the Fixed Interest Rate specified above or, if no Fixed Interest Rate is so specified, the interest rate in effect on the day immediately preceding the Fixed Rate Commencement Date.
(iii) If the Interest Category of this Note is specified above as an “Inverse Floating Rate Note” then, except as set forth below or specified above under “Other Provisions” or in an

Addendum hereto, this Note shall bear interest at (a) the Fixed Interest Rate specified above minus (b) the rate determined by reference to the applicable Interest Rate Basis or Bases:
(x) plus or minus the applicable Spread, if any, and/or
(y) multiplied by the applicable Spread Multiplier, if any, in each case as specified above;
provided, however, that, unless otherwise specified above under “Other Provisions” or in an Addendum hereto, the interest rate hereon shall not be less than zero. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note shall be payable shall be reset on each Interest Reset Date; provided, however, that the interest rate in effect for the period, if any, from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate set forth above.
The “Spread” is the number of basis points (one basis point equals one-hundredth of a percentage point) specified above to be added to or subtracted from the Interest Rate Basis for a Floating Rate Note, and the “Spread Multiplier” is the percentage specified above by which the Interest Rate Basis for such Floating Rate Note will be multiplied. Both a Spread and/or a Spread Multiplier may be applicable to the Interest Rate Basis for a particular Floating Rate Note, as set forth above.
Each such adjusted Interest Rate Basis shall be applicable on and after the Interest Reset Date to which it relates but not including the next succeeding Interest Reset Date. If any Interest Reset Date is a day that is not a Business Day, such Interest Reset Date shall be postponed to the next day that is a Business Day, except that if the rate of interest on this Note shall be determined by reference to LIBOR and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. In addition, if the Treasury Rate is the applicable Interest Rate Basis and the Interest Determination Date would otherwise fall on an Interest Reset Date, then the Interest Reset Date will be postponed to the next succeeding Business Day. Subject to applicable provisions of law (including usury laws) and except as specified in this Note, on each Interest Reset Date, the rate of interest on this Note shall be the rate determined in accordance with the provisions of the applicable heading below.
With respect to a Floating Rate Note, accrued interest shall be calculated by multiplying the principal amount thereof by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the Interest Period or from the last date from which accrued interest is being calculated. The interest factor for each such day is computed by dividing the interest rate applicable to such day by 360, in the cases of CD Rate Notes, Commercial Paper Rate Notes, Federal Funds Rate Notes, LIBOR Notes and Prime Rate Notes or by the actual number of days in the year, in the cases of CMT Rate Notes and Treasury Rate Notes. The interest rate applicable to any day that is an Interest Reset Date will be the interest rate effective on such Interest Reset Date. The interest rate applicable to any other day will be the interest rate for the immediately preceding Interest Reset Date (or, if none, the Initial Interest Rate, as specified above).

The “Calculation Date,” where applicable, pertaining to an Interest Determination Date will be the earlier of (i) the tenth calendar day after such Interest Determination Date or, if any such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day preceding the applicable Interest Payment Date or the Maturity Date (or the date of earlier redemption or repayment), as the case may be.
For Floating Rate Notes, The Bank of New York Mellon Trust Company, N.A. shall be the calculation agent unless another calculation agent is specified above (the “Calculation Agent”). The interest rate applicable to each interest period will be determined by the Calculation Agent on or prior to the applicable Calculation Date. At the request of the Holder, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate which will become effective on the next Interest Reset Date.
All percentages resulting from any calculation of the rate of interest on a Floating Rate Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percent (.0000001), with five one-millionths of a percentage point rounded upward, and all dollar amounts used in or resulting from such calculation on Floating Rate Notes will be rounded to the nearest cent (with one-half cent being rounded upward).
Determination of CD Rate. If the Interest Rate Basis, as specified above, is, or is calculated by reference to, the CD Rate, unless otherwise specified above, the “CD Rate” for each Interest Reset Date will be determined by the Calculation Agent as of the second Business Day prior to such Interest Reset Date (a “CD Interest Determination Date”) and shall be the rate on the applicable CD Interest Determination Date for negotiable United States dollar certificates of deposit having the Index Maturity specified above as published in H.15(519) (as defined below) on such CD Interest Determination Date under the heading “CDs (secondary market).” If the rate referred to in the preceding sentence is not so published by 3:00 p.m., New York City time, on the applicable Calculation Date, the CD Rate shall be the rate on the applicable CD Interest Determination Date for negotiable United States dollar certificates of deposit of the Index Maturity specified above as published in H.15 Daily Update (as defined below), or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption “CDs (secondary market).” If the rate referred to in the preceding sentence is not so published by 3:00 p.m., New York City time, on the applicable Calculation Date, the CD Rate shall be the rate on the applicable CD Interest Determination Date calculated by the Calculation Agent on the Notes as the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on the applicable CD Interest Determination Date, of three leading non-bank dealers in negotiable United States dollar certificates of deposit in the City of New York (which may include an agent or its affiliates) selected by the Company for negotiable United States dollar certificates of deposit of major United States money market banks with a remaining maturity closest to the Index Maturity specified above in an amount that is representative for a single transaction in that market at that time. If the dealers selected by the Company as provided in the preceding sentence are not quoting as mentioned in such sentence, the CD Rate shall be the CD Rate in effect on the applicable CD Interest Determination Date.

“H.15(519)” means the weekly statistical release designated as H.15(519), or any successor publication, published by the Board of Governors of the Federal Reserve System.
“H.15 Daily Update” means the daily update of H.15(519), available through the world-wide-web site of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/h15/update, or any successor site or publication.
Determination of CMT Rate. If the Interest Rate Basis, as specified above, is, or is calculated by reference to, the CMT Rate, unless otherwise specified above, the “CMT Rate” for each Interest Reset Date will be determined by the Calculation Agent as of the second Business Day prior to such Interest Reset Date (a “CMT Interest Determination Date”) and shall be, if “CMT Reuters Page FRBCMT” is specified above, the percentage equal to the yield for United States Treasury securities at “constant maturity” having the Index Maturity specified above, as the yield is displayed on Reuters, Inc. (or any successor or similar service), on page FRBCMT (or any other page as may replace the specified page on that service under the caption “Treasury Constant Maturities”) (“Reuters Page FRBCMT”). If the rate referred to in the preceding sentence does not appear on Reuters Page FRBCMT, the CMT Rate for such CMT Interest Determination Date will be a percentage equal to the yield for United States Treasury securities at “constant maturity” having the Index Maturity specified above, and for the applicable CMT Interest Determination Date as published in H.15(519) under the caption “Treasury Constant Maturities.” In the event the rate referred to in the preceding sentence does not appear in H.15(519), then the CMT Rate for such CMT Interest Determination Date will be the rate on the applicable CMT Interest Determination Date for the period of the Index Maturity specified above, as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate which would otherwise have been published in H.15(519). In the event the rate referred to in the preceding sentence is not published, the CMT Rate on the applicable CMT Interest Determination Date will be calculated by the Calculation Agent as a yield-to-maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 p.m., New York City time, on the applicable CMT Interest Determination Date of three leading primary United States government securities dealers in the City of New York, which may include an agent of the Company or such agent’s affiliates (each a “Reference Dealer”), selected by the Company (from five Reference Dealers selected by the Company and eliminating the highest quotation (or, in the event of equality, one of the highest), and the lowest quotation (or, in the event of equality, one of the lowest)), for United States Treasury securities with an original maturity equal to the Index Maturity specified above, a remaining term to maturity no more than one year shorter than the Index Maturity specified above and in a principal amount that is representative for a single transaction in the securities in the market at that time. If fewer than five but more than two of the prices referred to in the above sentence are provided as requested, the CMT Rate on the applicable CMT Interest Determination Date will be calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained, and neither the highest nor the lowest of the quotations shall be eliminated; provided, however, that if fewer than three prices referred to above are provided as requested, the CMT Rate on the applicable CMT Interest Determination Date will be calculated by the Calculation Agent as a yield-to-maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m.,

New York City time, on the applicable CMT Interest Determination Date of three Reference Dealers selected by the Company from five Reference Dealers selected by the Company and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the Index Maturity specified above, and a remaining term to maturity closest to the Index Maturity specified above, and in a principal amount that is representative for a single transaction in the securities in the market at that time. However, if fewer than five but more than two prices referred to above are provided as requested, the CMT Rate on the applicable CMT Interest Determination Date will be calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained, and neither the highest nor the lowest of the quotations will be eliminated. If fewer than three prices referred to above are provided as requested, the CMT Rate on the applicable CMT Interest Determination Date will be the CMT Rate in effect on the applicable CMT Interest Determination Date. If the CMT Reuters Page FEDCMT is specified above, the CMT Rate for such CMT Interest Determination Date will be a percentage equal to the one-week or one-month, as specified above, and will be the average yield for United States Treasury securities at “constant maturity” having the Index Maturity specified above, as the yield is displayed on Reuters, Inc. (or any successor service) on page FEDCMT (or any other page as may replace that specified page on that service) (“Reuters Page FEDCMT”), for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the related CMT Interest Determination Date falls. If the rate referred to in the preceding sentence does not appear on Reuters Page FEDCMT, then the CMT Rate for such CMT Interest Determination Date will be a percentage equal to the one-week or one-month, as specified above, average yield for United States Treasury securities at “constant maturity” having the Index Maturity specified above, and for the week or month, as applicable, preceding the applicable CMT Interest Determination Date as published in H.15(519) opposite the caption “Treasury Constant Maturities.” If the rate referred to in the preceding sentence does not appear in H.15(519), then the CMT Rate for such CMT Interest Determination Date will be the one-week or one-month, as specified above, average yield for United States Treasury securities at “constant maturity” having the Index Maturity specified above, as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the related CMT Interest Determination Date falls. If the Federal Reserve Bank of New York does not publish the rate referred to above, the rate on the applicable CMT Interest Determination Date will be calculated by the Calculation Agent as a yield-to-maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 p.m., New York City time, on the applicable CMT Interest Determination Date of three Reference Dealers selected by the Company (from five Reference Dealers selected by the Company and eliminating the highest quotation (or, in the event of equality, one of the highest), and the lowest quotation (or, in the event of equality, one of the lowest)), for United States Treasury securities with an original maturity equal to the Index Maturity specified above, and a remaining term to maturity no more than one year shorter than the Index Maturity specified above, and in a principal amount that is representative for a single transaction in the securities in the market at that time. If fewer than five but more than two of the prices referred to above are provided as requested, the rate on the applicable CMT Interest Determination Date will be calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained, and neither the highest nor the lowest of the quotations shall be eliminated. If fewer than three prices referred to above are provided as requested, the rate on the applicable CMT Interest Determination Date will be calculated by the Calculation Agent as a yield-to-maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on the applicable CMT Interest Determination Date of three Reference Dealers selected by the Company (from five Reference Dealers selected by the Company and eliminating the highest quotation or (in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for United States Treasury securities with an original maturity greater than the Index Maturity specified above, and a remaining term to maturity closest to the Index Maturity specified above and will be in a principal amount that is representative for a single transaction in the securities in the market at that time. If fewer than five but more than two prices referred to above are provided as requested, the rate will be calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained, and neither the highest nor the lowest of the quotations will be eliminated, or if fewer than three prices referred to above are provided as requested, the CMT Rate will be the CMT Rate in effect on the applicable CMT Interest Determination Date. If two United States Treasury securities with an original maturity greater than the Index Maturity as specified above have remaining terms to maturity equally close to the Index Maturity specified above, the quotes for the United States Treasury security with the shorter original remaining term to maturity will be used.
Determination of Commercial Paper Rate. If the Interest Rate Basis, as specified above, is, or is calculated by reference to, the Commercial Paper Rate, unless otherwise specified above, the “Commercial Paper Rate” for each Interest Reset Date will be determined by the Calculation Agent as of the second Business Day prior to such Interest Reset Date (a “Commercial Paper Interest Determination Date”) and shall be the Money Market Yield (as defined below) on such date of the rate for commercial paper having the Index Maturity as indicated above, as such rate shall be published in H.15(519) under the caption “Commercial Paper-Nonfinancial.” In the event that such rate is not published prior to 3:00 p.m., New York City time, on the applicable Calculation Date, then the Commercial Paper Rate shall be calculated by the Calculation Agent as the Money Market Yield of the Commercial Paper Rate on the applicable Commercial Paper Interest Determination Date for commercial paper having the Index Maturity specified above, published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption “Commercial Paper-Nonfinancial.” If by 3:00 p.m., New York City time, on the applicable Calculation Date, such rate is not yet published as provided in the preceding sentence, then the Commercial Paper Rate on the applicable Commercial Paper Interest Determination Date shall be calculated by the Calculation Agent as the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 a.m., New York City time, on the applicable Commercial Paper Interest Determination Date of three leading dealers of United States dollar commercial paper in the City of New York, which may include an agent of the Company or such agent’s affiliates, selected by the Calculation Agent for commercial paper having the Index Maturity specified above, placed for industrial issuers whose bond rating is “Aa,” or the equivalent, from a nationally recognized statistical rating organization; provided, however, that if the dealers selected as aforesaid by the Company are not quoting offered rates as mentioned in this sentence, the Commercial Paper Rate will be the Commercial Paper Rate in effect on the applicable Commercial Paper Interest Determination Date.
“Money Market Yield” shall be a yield calculated in accordance with the following formula and expressed as a percentage:

Money market yield =	D x 360	x 100
360 - (D x M)
where “D” refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal; and “M” refers to the actual number of days in the interest period for which interest is being calculated.
Determination of Federal Funds Rate. If the Interest Rate Basis, as specified above, is, or is calculated by reference to the Federal Funds Rate, unless otherwise specified above, the “Federal Funds Rate” with respect to each Interest Reset Date will be determined by the Calculation Agent as of the first Business Day prior to such Interest Reset Date (a “Federal Funds Interest Determination Date”) and shall be the rate on that date for United States dollar Federal Funds as published in H.15(519) under the heading “Federal Funds (Effective),” as displayed on Reuters, Inc. (or any successor service) on page FEDFUND01 (or any other page as may replace the applicable page on that service) (“Reuters Page FEDFUND01”) or, if such rate does not appear on Reuters Page FEDFUND01, or is not so published by 3:00 p.m., New York City time, on the applicable Calculation Date, the rate on the applicable Federal Funds Interest Determination Date for United States dollar Federal Funds will be the rate on such Federal Funds Interest Determination Date as published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption “Federal Funds (Effective).” If such rate is not so published by 3:00 p.m., New York City time, on the applicable Calculation Date, the Federal Funds Rate will be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar Federal Funds arranged by three leading brokers of United States dollar Federal Funds transactions in the City of New York, which may include an agent of the Company or such agent’s affiliates, selected by the Company before 9:00 a.m., New York City time, on the applicable Federal Funds Interest Determination Date; provided, however, that if the brokers selected as aforesaid by the Company are not quoting as mentioned in this sentence, the Federal Funds Rate will be the Federal Funds Rate in effect on the applicable Federal Funds Interest Determination Date.
Determination of LIBOR. If the Interest Rate Basis, as specified above, is, or is calculated by reference to, LIBOR, unless otherwise specified above, “LIBOR” for each Interest Reset Date will be determined by the Calculation Agent as of the second London Banking Day prior to such Interest Reset Date (a “LIBOR Interest Determination Date”) and shall be the rate (express as a percentage per annum) for deposits in U.S. dollars having a three-month maturity that appears on Reuters LIBOR01 at approximately 11:00 a.m., London time, on the applicable LIBOR Interest Determination Date, or if Reuters LIBOR01 is not available on such date, the Calculation Agent will obtain such rate from Bloomberg’s page “BBAM.” If such rate does not appear on Reuters LIBOR01 or Bloomberg’s page “BBAM” on such LIBOR Interest Determination Date at approximately 11:00 a.m., London time, then the Calculation Agent will request the principal London office of each of four major banks in the London interbank market, as selected by the Company, to provide a quotation of the rate (expressed as a percentage per annum) offered by it to prime banks in the London interbank market for threemonth deposits in U.S. dollars in a principal amount of at least $1,000,000 at approximately 11:00 a.m., London time, on such LIBOR Interest Determination Date. If at least two such offered quotations are so provided, LIBOR determined on the applicable LIBOR Interest Determination Date calculated by the Calculation Agent will be the arithmetic mean of such quotations. If fewer than two such quotations are so provided, the Company will request each of three major banks in New York City, as selected by the Company, to provide a quotation of the rate (expressed as a percentage per annum), offered by it for loans in U.S. dollars to leading European banks having a threemonth maturity in a principal amount of at least $1,000,000 at approximately 11:00 a.m., New York City time, on such LIBOR Interest Determination Date. If at least two such rates are so provided, LIBOR determined on the applicable LIBOR Interest Determination Date calculated by the Calculation Agent will be the arithmetic mean of such rates. If fewer than two such rates are so provided, then LIBOR determined on the applicable LIBOR Interest Determination Date calculated by the Calculation Agent will be the rate in effect on the applicable LIBOR Interest Determination Date.
        “Reuters LIBOR01” means the Capital Markets Report Screen LIBOR01 of Reuters, Inc. (or any successor or similar service or page), for the purpose of displaying the London interbank rates of major banks for U.S. dollars.
Determination of Prime Rate. If the Interest Rate Basis, as specified above, is, or is calculated by reference to, the Prime Rate, unless otherwise specified above, the “Prime Rate” with respect to each Interest Reset Date will be determined by the Calculation Agent as of the first Business Day prior to such Interest Reset Date (a “Prime Interest Determination Date”) and shall be the rate set forth on such date as published in H.15(519) under the caption “Bank Prime Loan,” or if not so published prior to 3:00 p.m., New York City time, on the applicable Calculation Date pertaining to such Prime Interest Determination Date, then the Prime Rate. will be as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate under the caption “Bank Prime Loan,” or if not so published prior to 3:00 p.m., New York City time, on the applicable Calculation Date pertaining to such Prime Interest Determination Date, then the Prime Rate will be determined by the Calculation Agent as the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen US PRIME 1 Page (as defined below) as the particular bank’s prime rate or base lending rate as of 11:00 a.m., New York City time, on the applicable Prime Interest Determination Date. If fewer than four such rates are so published by 3:00 p.m., New York City time, on the applicable Calculation Date as shown on the Reuters Screen US PRIME 1 Page for the Prime Interest Determination Date, the Prime Rate will be determined by the Calculation Agent as the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on the applicable Prime Interest Determination Date by three major banks, which may include an agent of the Company or such agent’s affiliates, in the City of New York selected by the Company. However, if the banks selected by the Company are not quoting as mentioned in the preceding sentence, the Prime Rate will be the Prime Rate in effect on the applicable Prime Interest Determination Date.
“Reuters Screen US PRIME 1 Page” means the display on the Reuter Money 3000 Service or any successor service on the “US PRIME 1 Page” or other page as may replace US PRIME 1 Page on that service for the purpose of displaying prime rates or base lending rates of major United States banks).
Determination of Treasury Rate. If the Interest Rate Basis, as specified above, is, or is calculated by reference to the Treasury Rate, unless otherwise specified above, the “Treasury Rate” for each Interest Reset Date will be the rate from the auction held on the applicable Interest Determination Date (the “Auction”) of direct obligations of the United States (“Treasury Bills”) having the Index Maturity, as specified above, as published under the caption “INVESTMENT RATE” on the display on Reuters, Inc. or any successor or similar service on page USAUCTION 10 or any other page as may replace page USAUCTION 10 on that service (“Reuters Page USAUCTION 10”) or page USAUCTION 11 on that service (“Reuters Page USAUCTION 11”), or, if the rate is not so published by 3:00 p.m., New York City time, on the applicable Calculation Date pertaining to such Treasury Rate Determination Date (as defined below), the Bond Equivalent Yield of the rate for the applicable Treasury Bills as published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption “U.S. Government Securities/Treasury Bills/Auction High,” or, if the rate is not so published by 3:00 p.m., New York City time, on the applicable Calculation Date pertaining to such Treasury Rate Determination Date, the Bond Equivalent Yield of the auction rate of the applicable Treasury Bills announced by the United States Department of the Treasury, or, if the rate is not announced by the United States Department of the Treasury, or if the Auction is not held, the Bond Equivalent Yield of the rate on the applicable Treasury Rate Determination Date of Treasury Bills having the Index Maturity specified above, published in H.15(519) under the caption “U.S. Government Securities/Treasury Bills/Secondary Market,” or, if the rate is not so published by 3:00 p.m., New York City time, on the applicable Calculation Date pertaining to such Treasury Rate Determination Date, the rate on the applicable Treasury Rate Determination Date of the applicable Treasury Bills as published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption “U.S. Government Securities/Treasury Bills/Secondary Market.” In the event that the results of the auction of Treasury Bills having the applicable Index Maturity specified above are not published or reported, as provided above, by 3:00 p.m., New York City time, on the applicable Calculation Date or if no such auction is held on such Treasury Rate Determination Date, then the Treasury Rate on the applicable Treasury Rate Determination Date shall be calculated by the Calculation Agent and shall be the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on the applicable Treasury Rate Determination Date, of three primary United States government securities dealers, which may include the agent or its affiliates, selected by the Company, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified above; provided, however, that if the dealers selected as aforesaid by the Company are not quoting as mentioned in this sentence, the Treasury Rate will be the Treasury Rate in effect on the applicable Treasury Rate Determination Date.

The “Treasury Rate Determination Date” for any Interest Reset Date will be the day of the week in which such Interest Reset Date falls on which Treasury Bills would normally be auctioned. Treasury Bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Rate Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week.
“Bond Equivalent Yield” means a yield calculated in accordance with the following formula and expressed as a percentage:

Bond Equivalent Yield =	D x N	x 100
360 - (D x M)
where “D” refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal; “N” refers to 365 or 366, as the case may be, and “M” refers to the actual number of days in the interest period for which interest is being calculated.
Interest Rate Adjustment Based on Certain Rating Events:
The interest rate payable on this Note will be subject to adjustments from time to time if Moody’s or S&P or, if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, any replacement Rating Agency therefor, downgrades (or subsequently upgrades) the rating assigned to the Notes in the manner described below.
If the rating from Moody’s (or any replacement Rating Agency therefor) of the Notes is decreased to a rating set forth in the immediately following table, the interest rate on this Note will increase such that it will equal the interest rate payable on this Note on the date of its initial issuance plus the percentage set forth opposite such rating in the immediately following table, plus any applicable percentage from the immediately following paragraph that is then in effect.

Moody’s Rating*	Percentage rate interest increase on this Note
Ba1	0.250%
Ba2	0.500%
Ba3	0.750%
B1 or below	1.000%
*Including the equivalent ratings, in the case of either any replacement Rating Agency or under any successor rating categories of Moody’s.
In addition, if the rating from S&P (or any replacement Rating Agency therefor) of the Notes is decreased to a rating set forth in the immediately following table, the interest rate on this Note will increase such that it will equal the interest rate payable on this Note on the date of its initial issuance plus the percentage set forth opposite such rating in the immediately following table, plus any applicable percentage from the immediately preceding paragraph that is then in effect.

S&P Rating*	Percentage rate interest increase on this Note
BB+	0.250%
BB	0.500%
BB-	0.750%
B+ or below	1.000%
*Including the equivalent ratings, in the case of either any replacement Rating Agency or under any successor rating categories of S&P.
Notwithstanding the foregoing, following any such increase in the interest rate on this Note pursuant to either or both of the paragraphs above:
(1) If Moody’s or S&P (or, in each case, any replacement Rating Agency therefor), as the case may be, subsequently increases its rating of the Notes to any of the threshold ratings set forth above, the interest rate on this Note will be decreased such that the interest rate for this Note equals the interest rate payable on this Note on the date of its initial issuance plus the applicable percentages set forth opposite the ratings in the tables above in effect immediately following the increase in rating;
(2)  If Moody’s or S&P (or, in each case, any replacement Rating Agency therefor) subsequently increases its rating of the Notes to an Investment Grade Rating, the interest rate on this Note will be decreased to the interest rate payable on this Note on the date of its initial issuance; and
(3)  The interest rates on this Note will permanently cease to be subject to any upward adjustment described above (notwithstanding any subsequent downgrade in the ratings by either or both of Moody’s or S&P) if the Notes become rated Baa1 and BBB+ (or the equivalent of any such rating, in the case of any replacement Rating Agency) or higher by Moody’s and S&P (or, in each case, any replacement Rating Agency therefor), respectively (or one of these ratings if the Notes are only rated by one such Rating Agency).
Each adjustment required by any decrease or increase in a rating set forth above (or an equivalent rating, in either case of any replacement Rating Agency or under any successor rating categories of Moody’s or S&P, as the case may be), whether occasioned by the action of Moody’s or S&P (or, in each case, any replacement Rating Agency therefor), shall be made independent of any and all other adjustments; provided, however, notwithstanding any of the foregoing provisions in this section to the contrary, in no event shall (1) the interest rate for this Note be reduced to below the interest rate payable on this Note on the date of its initial issuance or (2) the total increase in the interest rate on this Note exceed 2.000% per annum above the interest rate payable on this Note on the date of its initial issuance.
Except as provided in this paragraph and the immediately following paragraph, no adjustments in the interest rate of this Note shall be made solely as a result of Moody’s or S&P (or, in each case, any replacement Rating Agency therefor) ceasing to provide a rating of the Notes. If at any time fewer than both Moody’s and S&P provide a rating of the Notes for any reason beyond the Company’s control, the Company will use commercially reasonable efforts to obtain a rating of the Notes from a replacement Rating Agency, to the extent one exists, and if a replacement Rating Agency exists, for purposes of determining any increase or decrease in the interest rate on this Note pursuant to the tables above:
(1)  such other Rating Agency will be substituted for the last Rating Agency to provide a rating of the Notes, but which has since ceased to provide such rating;
(2)  the relative rating scale used by such other Rating Agency to assign ratings to senior unsecured debt will be determined in good faith by an independent investment banking institution of national standing appointed by the Company and, for purposes of determining the applicable ratings included in the applicable table above with respect to such substitute Rating Agency, such ratings will be deemed to be the equivalent ratings used by Moody’s or S&P, as applicable, in such table; and
(3)  the interest rate on this Note will increase or decrease, as the case may be, such that the interest rate equals the interest rate payable on this Note on the date of its initial issuance plus the appropriate percentage, if any, set forth opposite the rating from such other Rating Agency in the applicable table above (taking into account the provisions of clause (2) above) (plus any applicable percentage resulting from a decreased rating by the other Rating Agency).
For so long as only one of Moody’s or S&P (or, in each case, any replacement Rating Agency therefor) provides a rating of the Notes, any subsequent increase or decrease in the interest rate of this Note necessitated by a reduction or increase in the rating by such Rating Agency providing the rating shall be twice the applicable percentage set forth in the applicable table above. For so long as none of Moody’s or S&P (or, in each case, any replacement Rating Agency therefor) provides a rating of the Notes, the interest rate on this Note will increase to, or remain at, as the case may be, 2.000% per annum above the interest rate payable on this Note on the date of its initial issuance. If Moody’s or S&P ceases to rate the Notes for reasons within the Company’s control or ceases to make a rating of the Notes publicly available for reasons within the Company’s control, the Company will not be entitled to obtain a rating from any replacement Rating Agency therefor and the increase or decrease in the interest rate of this Note shall be determined in the manner described above as if either only one or none of Moody’s or S&P (or, in each case, any replacement Rating Agency therefor) provides a rating of the Notes.
Any interest rate increase or decrease described above will take effect from the first day of the interest period commencing after the date on which a rating change occurs that requires an adjustment in the interest rate. As such, interest will not accrue at such increased or decreased rate until the next interest payment date following the date on which the rating change occurs. If Moody’s or S&P (or, in each case, any replacement Rating Agency therefor) changes its rating of the Notes more than once during any particular interest period, the last such change by such agency will control for purposes of any interest rate increase or decrease with respect to this Note described above relating to such Rating Agency’s action.
If the interest rate payable on this Note is increased as described above, the term “interest”, as used with respect to this Note, will be deemed to include any such additional interest unless the context otherwise requires.

The interest rate and the amount of interest payable on this Note will be determined and calculated by the Company. Accordingly, the trustee shall not be responsible for making such determination or calculation or for monitoring the ratings of the Notes. The Company shall notify the Trustee, in writing, of any adjustment to the interest rate of the Notes at least three Business Days prior to the interest payment date on which the Company is required to pay interest at such adjusted interest rate.
Provisions Applicable To Both Fixed Rate Notes And Floating Rate Notes:
The interest so payable on any Interest Payment Date will, subject to certain exceptions in the Indenture hereinafter referred to, be paid to the person in whose name this Note is registered at the close of business on the Regular Record Date (as defined below) immediately preceding such Interest Payment Date or, if the Interest Payment Date is the Maturity Date or the date of earlier redemption or repayment, to the person in whose name this Note is registered at the close of business on the Maturity Date or such earlier date of redemption or repayment; provided, however, that if the Original Issue Date is between a Regular Record Date and an Interest Payment Date or on an Interest Payment Date, interest for the period from and including the Original Issue Date to, but excluding, the Interest Payment Date relating to such Regular Record Date shall be paid on the next succeeding Interest Payment Date to the person in whose name this Note is registered on the close of business on the Regular Record Date preceding such Interest Payment Date. If this Note bears interest at a Fixed Rate, as specified above, unless otherwise specified above, the “Regular Record Date” with respect to any Interest Payment Date shall be the 24th day of May and the 23rd day of November, whether or not a Business Day, immediately preceding the related Interest Payment Date. If this Note bears interest at a Floating Rate, as specified above, the “Regular Record Date” with respect to any Interest Payment Date shall be the fifteenth calendar day next preceding such Interest Payment Date, whether or not such date shall be a Business Day.
Payment of principal, premium, if any, and interest in respect of this Note due on the Maturity Date or any earlier redemption or repayment date will be made in immediately available funds upon presentation and surrender of this Note; provided, however, that if a Specified Currency is specified above and such payment is to be made in such Specified Currency in accordance with the provisions set forth below, such payment will be made by wire transfer of immediately available funds to an account with a bank designated by the Holder hereof at least 15 calendar days prior to the Maturity Date or such earlier redemption or repayment date, as the case may be, provided that such bank has appropriate facilities therefor and that this Note is presented and surrendered at the Place of Payment specified above in time for the Trustee to make such payment in such funds in accordance with its normal procedures. Payment of interest due on any Interest Payment Date, other than the Maturity Date or any earlier redemption or repayment date, will be made at the Place of Payment specified above.
Whenever in this Note or in the Indenture there is a reference, in any context, to the payment of the principal of, or interest, if any, on, or in respect of, the Notes, such payment shall be deemed to include the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect of such payment pursuant to the provisions hereof or thereof and express mention of the payment of Additional Amounts (if applicable) in any provision hereof or thereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.
The Company is obligated to make payment of principal, premium, if any, and interest in respect of this Note in United States dollars or, if a Specified Currency is indicated above, in such Specified Currency (or, if such Specified Currency is not at the time of such payment legal tender for the payment of public and private debts of the country issuing such currency or, in the case of the Euro, in the member states of the European Union that have adopted the single currency in accordance with the Treaty Establishing the European Community, as amended by the Treaty on European Union, such other currency which is then such legal tender in such country or in the adopting member states of the European Union, as the case may be). If a Specified Currency is specified above, except as otherwise provided below, any such amounts so payable by the Company will be converted by a New York clearing house bank designated by the Company (the “Exchange Rate Agent”) into United States dollars for payment to the Holder of this Note.
If a Specified Currency is specified above, the Holder of this Note may elect to receive any amount payable hereunder in such Specified Currency. If the Holder of this Note shall not have duly made an election to receive all or a specified portion of any payment of principal, premium, if any, and/or interest in respect of this Note in such Specified Currency, any United States dollar amount to be received by the Holder of this Note will be based on the highest bid quotation in the City of New York received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of whom may be the Exchange Rate Agent) selected by the Exchange Rate Agent and approved by the Company for the purchase by the quoting dealer of the Specified Currency for United States dollars for settlement on such payment date in the aggregate amount of the Specified Currency payable to all Holders of Notes scheduled to receive United States dollar payments and at which the applicable dealer commits to execute a contract. All currency exchange costs will be borne by the Holder of this Note by deductions from such payments. If three such bid quotations are not available, payments on this Note will be made in the Specified Currency.
If a Specified Currency is specified above, the Holder of this Note may elect to receive all or a specified portion of any payment of principal, premium, if any, and/or interest in respect of this Note in such Specified Currency by submitting a written request for such payment to the Trustee at the Place of Payment on or prior to the applicable Record Date or at least 15 calendar days prior to the Maturity Date (or any earlier redemption or repayment date), as the case may be. Such written request may be mailed or hand delivered or sent by facsimile transmission. The Holder of this Note may elect to receive all or a specified portion of all future payments in the Specified Currency in respect of such principal, premium, if any, and/or interest and need not file a separate election for each payment. Such election will remain in effect until revoked by written notice to the Trustee, but written notice of any such revocation must be received by the Trustee on or prior to the applicable Record Date or at least 15 calendar days prior to the Maturity Date (or any earlier redemption or repayment date), as the case may be.

If a Specified Currency is specified above and the Holder of this Note shall have duly made an election to receive all or a specified portion of any payment of principal, premium, if any, and/or interest in respect of this Note in such Specified Currency, but such Specified Currency is not available for such payment due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company will be entitled to satisfy its obligations to the Holder of this Note by making such payment in United States dollars on the basis of the Market Exchange Rate (as defined below) determined by the Exchange Rate Agent on the second Business Day prior to such payment date or, if such Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate on or before the date on which such payment is due. The “Market Exchange Rate” for the Specified Currency means the noon dollar buying rate in the City of New York for cable transfers of the Specified Currency as certified for customs purposes (or, if not so certified, as otherwise determined) by the Federal Reserve Bank of New York. Any payment made in United States dollars under such circumstances shall not constitute an Event of Default (as defined in the Indenture).
All determinations referred to above made by the Exchange Rate Agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder of this Note.
In case an Event of Default (as defined in the Indenture) with respect to Notes of this series shall occur and be continuing, the principal amount (or, if the Note is an Original Issue Discount Note, such lesser portion of the principal amount as may be applicable) of the Notes of this series may be declared due and payable, and, with respect to certain Events of Default, shall automatically become due and payable, in each case in the manner and with the effect provided in the Indenture. If this Note is an Original Issue Discount Note, in the event of an acceleration of the Maturity Date hereof, the amount payable to the Holder of this Note upon such acceleration will be determined by this Note but will be an amount less than the amount payable at the Maturity Date of this Note.
The Indenture permits, with certain exceptions as therein provided, the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Securities (as defined in the Indenture) of each series to be affected by such modification under the Indenture at any time by the Company and the Guarantor with the consent of the holders of not less than a majority in aggregate principal amount of the Outstanding Securities (as defined in the Indenture) of each series to be affected by such modification. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Outstanding Securities of each series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company and the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.
This Note is issuable only in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof or other Authorized Denomination specified above.
As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered in the Security Register of this series upon surrender of this Note for registration of transfer at the Place of Payment specified above, duly endorsed by or accompanied by, a written instrument of transfer in form satisfactory to the Company and the Trustee, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon a new Note or Notes of this series of Authorized Denomination and for the same aggregate principal amount, with the Guarantee endorsed thereon, will be issued to the designated transferee or transferees.
No service charge shall be made for any such registration of transfer, exchange or redemption of the Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
The Trustee, and any agent of the Company or the Trustee may treat the person in whose name this Note is registered in the Security Register as the owner of this Note for all purposes (other than for the determination of any Additional Amounts payable) and neither the Company nor the Trustee nor any such agent shall be affected by any notice to the contrary.
If so specified above, this Note will be redeemable at the Company’s option on or after May 8, 2025 (one month prior to the Maturity Date) (the “Par Call Date”) at a redemption price equal to 100% of the principal amount of this Note, together with accrued interest to, but excluding, the date of redemption. This Note will not be subject to any sinking fund. If so redeemable, the Company may redeem this Note either in whole or from time to time in part, upon not less than 15, nor more than 45, days’ notice before the date of redemption. If less than all of the Notes with like tenor and terms are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.
If so specified above, this Note will be subject to redemption at the option of the Company, in whole or in part, at any time and from time to time prior to the Par Call Date at a redemption price equal to the greater of (i) 100% of the principal amount of this Note to be redeemed, and (ii) as determined by the Quotation Agent (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest on this Note to be redeemed that would be due if this Note matured on the Par Call Date (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 45 basis points, plus accrued interest on the principal amount redeemed to, but not including, the date of redemption.
If any redemption date falls on a day that is not a Business Day, the related payment of the redemption price and interest will be made on the next Business Day as if it were made on the date such payment was due, and no interest will accrue on the amounts so payable for the period from and after such date to the next Business Day.
“Comparable Treasury Issue” means the U.S. Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed (assuming for this purpose the Notes matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes to the Par Call Date.
“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if fewer than five such Reference Treasury Dealer Quotations are obtained by the Quotation Agent, the average of all such quotations.
“Quotation Agent” means the Reference Treasury Dealer appointed by the Company.
“Reference Treasury Dealer” means (1) each of Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and TD Securities (USA) LLC (and their respective successors), and (2) two other nationally recognized investment banking firms that are Primary Treasury Dealers specified from time to time by the Company; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall substitute therefor another Primary Treasury Dealer.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.
“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield-to-maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.
Notice of any redemption will be delivered at least 15 days but not more than 45 days before the redemption date to the Holder hereof at its address as such address shall appear in the Security Register of the Company, except that redemption notices may be provided more than 45 days prior to the redemption date if the notice is issued in connection with the defeasance or discharge of the Notes and/or the Indenture. Unless the Company defaults in the payment of the redemption price on and after the redemption date, interest will cease to accrue on the principal amount of this Note called for redemption. Notwithstanding anything to the contrary in the foregoing, notice of any redemption to the Holder hereof may, in the Company’s discretion, be subject to one or more conditions precedent, including completion of a corporate transaction. In such event, the related notice of redemption will describe each such condition and, if applicable, will state that, in the Company’s discretion, the date of redemption may be delayed until such time as any or all such conditions shall be satisfied or waived, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the date of redemption, or by the date of redemption as so delayed.
Subject to Section 403 of the Indenture, if an HDI Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its option to redeem this Note as described above, the Company will be required to make an offer (the “Change of Control Offer”) to each Holder of the Notes to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Notes on the terms set forth herein. In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to the date of repurchase (the “Change of Control Payment”).
Subject to Section 403 of the Indenture, within 30 days following any HDI Change of Control Triggering Event or, at the Company’s option, prior to any HDI Change of Control (as defined below), but after public announcement by HDI (as defined below) of the transaction that constitutes, or would constitute upon consummation thereof, an HDI Change of Control, a notice will be delivered to Holders of the Notes describing the transaction that constitutes, or would constitute upon consummation thereof, the HDI Change of Control Triggering Event and offering to repurchase such Notes on the date specified in the notice. Such date will be no earlier than 15 days and no later than 45 days from the date such notice is delivered, other than as may be required by law (the “Change of Control Payment Date”). The notice will, if delivered prior to the date of consummation of the HDI Change of Control, state that the offer to purchase is conditioned on the HDI Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.
If any Change of Control Payment Date falls on a day that is not a Business Day, the related payment of the Change of Control Payment will be made on the next Business Day as if it were made on the date such payment was due, and no interest will accrue on the amounts so payable for the period from and after such date to the next Business Day.
On the Change of Control Payment Date, the Company will, to the extent lawful, (i) accept for payment all Notes or portions of Notes properly tendered and not validly withdrawn pursuant to the Change of Control Offer; (ii) deposit with the paying agent an amount equal to the Change of Control Payment in respect of all such Notes or portions of Notes properly tendered and not validly withdrawn; and (iii) deliver or cause to be delivered to the Trustee such Notes properly accepted together with a Company Officers’ Certificate (as defined in the Indenture) stating the aggregate principal amount of such Notes or portions of Notes being repurchased.
The Company will not be required to comply with the obligations relating to repurchasing the Notes if a third-party instead satisfies them.
The Company must comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations applicable to the repurchase of the Notes. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company will comply with those securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such compliance.

If Holders of not less than 95% in aggregate principal amount of the outstanding Notes properly tender and do not validly withdraw such amount of the Notes in a Change of Control Offer, and the Company, or any third-party making an offer to purchase the Notes in connection with an HDI Change of Control Triggering Event in lieu of the Company, purchase such amount of the Notes properly tendered and not validly withdrawn by such Holders, then the Company will have the right, upon notice described above, given not more than 30 days following the Change of Control Payment Date, to redeem all (but not less than all) of the Notes that remain outstanding following such purchase at a redemption price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the redemption date (subject to the right of Holders of record as of the close of business on the relevant Regular Record Date to receive interest on the applicable Interest Payment Date). If the redemption date falls on a day that is not a Business Day, the related payment of the redemption price and interest will be made on the next Business Day as if it were made on the date such payment was due, and no interest will accrue on the amounts so payable for the period from and after such date to the next Business Day.
For purposes of the Change of Control Offer provisions of the Notes, the following terms will be applicable:
“Below Investment Grade Rating Event” means the Notes cease to be rated an Investment Grade Rating by each of the Rating Agencies on any day within the 60-day period after the earlier of (1) the occurrence of an HDI Change of Control and (2) the first public announcement by Harley-Davidson, Inc. (“HDI”) of the intention of HDI to effect an HDI Change of Control (which 60-day period will be extended for so long as any of the Rating Agencies has publicly announced that it is considering a possible downgrade of the rating of the notes of such series); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular HDI Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of HDI Change of Control Triggering Event hereunder) if any of the Rating Agencies making the reduction in rating to which this definition would otherwise apply does not announce or publicly confirm or inform the Company in writing at the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable HDI Change of Control (whether or not the applicable HDI Change of Control shall have occurred at the time of the Below Investment Grade Rating Event). The Trustee has no obligation to monitor the ratings of the Notes for purposes of determining the occurrence of a Below Investment Grade Rating Event.
“Fitch” means Fitch Ratings, Inc. and its successors.
“HDI Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than HDI or one of its subsidiaries, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Voting Stock of HDI or other Voting Stock into which the Voting Stock of HDI is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; or (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation or as a pledge for security purposes only), in one or a series of related transactions, of all or substantially all of the assets of HDI and the assets of the subsidiaries of HDI, taken as a whole, to one or more “persons” (as that term is defined in the Indenture), other than HDI or one of its subsidiaries and other than any such transaction or series of related transactions where holders of Voting Stock of HDI outstanding immediately prior thereto hold voting stock of the transferee person representing a majority of the voting power of the transferee person’s voting stock immediately after giving effect thereto. Notwithstanding the foregoing, a transaction will not be deemed to be an HDI Change of Control if (1) HDI becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Voting Stock of HDI immediately prior to that transaction or (B) immediately following that transaction no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.
“HDI Change of Control Triggering Event” means the occurrence of both an HDI Change of Control and a Below Investment Grade Rating Event. Notwithstanding anything to the contrary, no HDI Change of Control Triggering Event will be deemed to have occurred in connection with any particular HDI Change of Control unless and until such HDI Change of Control has actually been consummated.
“Investment Grade Rating” means a rating equal to or higher than Baa3 by Moody’s (or its equivalent under any successor rating category of Moody’s), BBB− by S&P (or its equivalent under any successor rating category of S&P) and BBB− by Fitch (or its equivalent under any successor rating category of Fitch), and the equivalent investment grade credit rating from any replacement Rating Agency or Rating Agencies selected by the Company.
“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.
“Rating Agencies” means (1) each of Moody’s, S&P and Fitch, and (2) if any of Moody’s, S&P or Fitch (or in each case any replacement thereof appointed pursuant to this definition) ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” as defined under Section 3(a)(62) of the Exchange Act selected by the Company as a replacement agency for Moody’s, S&P and/or Fitch, as the case may be; provided that the Company shall give notice of any such replacement to the Trustee.
“S&P” means S&P Global Ratings, a division of S&P Global Inc. and its successors.
“Voting Stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act), as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

In lieu of Section 1005 of the Indenture, the following covenant shall apply:
Limitation on Liens. The Company and the Guarantor will not, nor will they permit any Subsidiary of the Company or the Guarantor to, issue or assume any Indebtedness secured by a Lien upon any Property (now owned or hereinafter acquired) of the Company or the Guarantor or any such Subsidiary without in any such case effectively providing concurrently with the issuance or assumption of any such Indebtedness that the Notes (together with, if the Company or the Guarantor shall so determine, any other Indebtedness of the Company or the Guarantor or any such Subsidiary ranking equally with the Notes then existing or thereafter created) shall be secured equally and ratably with such Indebtedness. The restrictions set forth in the immediately preceding sentence will not, however, apply if the aggregate amount of Indebtedness issued or assumed by the Company, the Guarantor or such Subsidiaries and so secured by Liens, together with all other Indebtedness of the Company, the Guarantor or such Subsidiaries which (if originally issued or assumed at such time) would otherwise be subject to such restrictions, but not including Indebtedness permitted to be secured under clauses (i) through (xv) of the immediately following paragraph, does not at the time such secured Indebtedness is incurred exceed 15% of the applicable Consolidated Net Tangible Assets.
The restrictions set forth above shall not apply to Indebtedness secured by:
(i) Liens existing on the date of the original issuance of the Notes;
(ii) Liens on any Property of any company existing at the time such company becomes a Subsidiary of the Company or the Guarantor, which Liens are not created in contemplation of such company becoming a Subsidiary of the Company or the Guarantor;
(iii) Liens on any Property existing at the time such Property is acquired by the Company, the Guarantor or a Subsidiary of the Company or the Guarantor, or Liens to secure the payment of all or any part of the purchase price of such Property upon the acquisition of such Property by the Company, the Guarantor or a Subsidiary of the Company or the Guarantor or to secure any Indebtedness incurred prior to, at the time of, or within 180 days after, the later of the date of acquisition of such Property and the date such Property is placed in service, for the purpose of financing all or any part of the purchase price thereof, or Liens to secure any Indebtedness incurred for the purpose of financing the cost to the Company, the Guarantor or a Subsidiary of the Company or the Guarantor of improvements to such acquired Property or to secure any Indebtedness incurred for the purpose of financing all or any part of the purchase price of the cost of construction of the Property subject to such Liens;
(iv) Liens securing any Indebtedness of the Company, a Subsidiary of the Company or the Guarantor owing to the Company, the Guarantor or to another Subsidiary of the Company or the Guarantor;
(v) Liens created in connection with a securitization or other asset-based financing;
(vi) Liens with respect to the payment of taxes, assessments or governmental charges in all cases which are not yet due or which are being contested in good faith;

(vii) statutory Liens of landlords and Liens of suppliers, mechanics, carriers, materialmen, warehousemen or workmen and other similar Liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith;
(viii) Liens incurred or deposits made in the ordinary course of business in connection with worker’s compensation, unemployment insurance or other types of social security benefits or to secure the performance of bids, tenders, sales, contracts (other than for the repayment of borrowed money), surety, appeal and performance bonds;
(ix) Liens arising with respect to zoning restrictions, easements, licenses, reservations, covenants, rights-of-way, utility easements, building restrictions and other similar charges or encumbrances on the use of real property which do not interfere with the ordinary conduct of the business of the Company, the Guarantor or any of their respective Subsidiaries;
(x) Liens of attachment or judgment with respect to judgments, writs or warrants of attachment, or similar process against the Company, the Guarantor or any of their respective Subsidiaries;
(xi) Liens arising from leases, subleases or licenses granted to others which do not interfere in any material respect with the business of the Company, the Guarantor or any of their respective Subsidiaries;
(xii) any interest or title of the lessor in the Property subject to any operating lease (as determined in accordance with GAAP as in effect as of the date of the Indenture without giving effect to any subsequent change thereto) entered into by the Company, the Guarantor or any of their respective Subsidiaries in the ordinary course of business;
(xiii) Liens, if any, in connection with any sale/leaseback transaction;
(xiv) Liens on assets pledged in respect of Indebtedness that has been defeased in accordance with the provisions thereof through the deposit of cash, cash equivalents or marketable securities (it being understood that cash collateral shall be deemed to include cash deposited with a trustee with respect to third party indebtedness); and
(xv) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any Lien referred to in the foregoing clauses (i) - (xiv); provided, however, that such new Lien is limited to the Property which was subject to the prior Lien immediately before such extension, renewal or replacement, and provided, further, that the principal amount of Indebtedness secured by the prior Lien immediately before such extension, renewal or replacement is not increased.
The Company may “reopen” a previously issued tranche of Notes and issue additional Notes of such tranche or establish additional terms of such tranche or issue notes with the same terms as previously issued Notes (except for the Original Issue Date, Issue Price and, if applicable, the initial Interest Payment Date).

The Company may at any time purchase this Note at any price in the open market or otherwise. Notes so purchased by the Company may be held or resold or, at the discretion of the Company, may be surrendered to the Trustee for cancellation.
For the avoidance of doubt, Article 4 of the Indenture, including without limitation Section 403 thereof, shall apply to the Notes.
No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligations of the Company and the Guarantor, which are absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note, at the times, place and rate, and in the coin or currency, herein and in the Indenture prescribed.
This Note shall be governed by and construed in accordance with the laws of the State of New York.
By acceptance of this Note, the Holder hereof agrees to be bound by the provisions of the Indenture. Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture. Facsimile signatures for the purposes of the Indenture are intended to include electronic signatures (including DocuSign). This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee under the Indenture.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or by facsimile by an authorized signatory.

HARLEY-DAVIDSON FINANCIAL SERVICES, INC.

By: /s/ James Darrell Thomas
Name: James Darrell Thomas
Title: Vice President, Chief Financial
        Officer and Treasurer

By: /s/ Perry A. Glassgow
Name: Perry A. Glassgow
Title: Vice President and Assistant Treasurer

Dated: June 8, 2020
TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee
By: /s/ Authorized Signatory
        Authorized Signatory

GUARANTEE
For value received, undersigned hereby fully, irrevocably and unconditionally guarantees, pursuant to the terms of the Guarantee contained in Article Fourteen of the Indenture, to the Holder of this Note and to the Trustee, on behalf of the Holder, the due and punctual payment of the principal of, and any premium, interest and any Additional Amounts on, this Note, when and as the same shall become due and payable, whether at the stated maturity, by declaration of acceleration, call for redemption or otherwise, in accordance with the terms of this Note and the Indenture. This Guarantee will not be valid or obligatory for any purpose until the Trustee duly executes the certificate of authentication on the Note upon which this Guarantee is endorsed.

Dated: June 8, 2020
HARLEY-DAVIDSON CREDIT CORP.,
a Nevada corporation

By: /s/ James Darrell Thomas Name: James Darrell ThomasTitle: Vice President, Chief Financial Officer and Treasurer

Attest:

By: /s/ Perry A. Glassgow Name: Perry A. Glassgow Title: Vice President and Assistant Secretary

ABBREVIATIONS
The following abbreviations, when used in the inscription on this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT - _______ Custodian ______ (Cust) (Minor)
TEN ENT - as tenants by the entireties	under Uniform Gifts to Minors Act
JT TEN - as joint tenants with right of survivorship and not as tenant in common	(State)
Additional abbreviations may also be used though not in the above list.

ASSIGNMENT
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:
(Please insert social security or other identifying number of assignee)

(Name and address of assignee, including zip code,
must be printed or typewritten)
the within Note, and all rights thereunder, hereby irrevocably constituting and appointing ___________________________________________ attorney to transfer said Note on the books of the within Company, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as it appears upon the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed.
SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO SEC RULE 17Ad-15.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The following increases or decreases in this Global Note have been made

Date of Exchange	Amount of increase in Principal Amount of this Global Note	Amount of decrease in Principal Amount of this Global Note	Principal Amount of this Global Note following each decrease or increase	Signature of authorized signatory of Trustee